             ALEXANDER'S REGO SHOPPING CENTER, INC., as mortgagor
                                            (Borrower)

                                       to

                    THE CHASE MANHATTAN BANK, as mortgagee
                                              (Lender)


                  ---------------------------------------------


                       AMENDED, RESTATED AND CONSOLIDATED
                                  MORTGAGE AND
                               SECURITY AGREEMENT

                 ----------------------------------------------

                          Dated:  May 12, 1999

                          Location:       Rego Park Plaza
                                          96-05 Queens Boulevard
                                          Queens, New York

                          Block:          2084
                          Lot:            101
                          County:         Queens

                          PREPARED BY AND UPON
                          RECORDATION RETURN TO:

                          MESSRS. CADWALADER, WICKERSHAM & TAFT
                          100 Maiden Lane
                          New York, New York 10038

                          Attention:  William P. McInerney, Esq.


                          File No.:  41853.003



THIS MORTGAGE DOES NOT COVER REAL PROPERTY PRINCIPALLY IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS, EACH DWELLING UNIT HAVING ITS OWN COOKING FACILITIES.



                                TABLE OF CONTENTS
                                -----------------
                                                                                                               PAGE
                                                                                                               ----
                         ARTICLE 1 - GRANTS OF SECURITY
Section 1.1         Property Mortgaged                                                                            2
Section 1.2         Assignment of Rents                                                                           4
Section 1.3         Security Agreement                                                                            5
Section 1.4         Pledge of Monies Held                                                                         5


                         ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

Section 2.1         Debt                                                                                          5
Section 2.2         Other Obligations                                                                             6
Section 2.3         Debt and Other Obligations                                                                    6
Section 2.4         Payments                                                                                      6


                         ARTICLE 3 - BORROWER COVENANTS

Section 3.1         Payment of Debt                                                                               7
Section 3.2         Incorporation by Reference                                                                    7
Section 3.3         Insurance                                                                                     7
Section 3.4         Payment of Taxes, etc                                                                        11
Section 3.5         Escrow Fund                                                                                  12
Section 3.6         Condemnation                                                                                 13
Section 3.7         Leases and Rents                                                                             14
Section 3.8         Maintenance of Property                                                                      17
Section 3.9         Waste                                                                                        18
Section 3.10        Compliance With Laws                                                                         18
Section 3.11        Books and Records                                                                            19
Section 3.12        Payment For Labor and Materials                                                              23
Section 3.13        Performance of Other Agreements                                                              24
Section 3.14        Alterations                                                                                  24
Section 3.15        Non-Consolidation Opinion                                                                    25


                         ARTICLE 4 - SPECIAL COVENANTS

Section 4.1         Property Use                                                                                 25
Section 4.2         ERISA                                                                                        25
Section 4.3         Single Purpose Entity                                                                        26
Section 4.4         Restoration                                                                                  29

                         ARTICLE 5 - REPRESENTATIONS AND WARRANTIES


Section 5.1         Warranty of Title                                                                            35
Section 5.2         Authority                                                                                    36
Section 5.3         Legal Status and Authority                                                                   36
Section 5.4         Validity of Documents                                                                        36
Section 5.5         Litigation                                                                                   36
Section 5.6         Status of Property                                                                           37
Section 5.7         No Foreign Person                                                                            38
Section 5.8         Separate Tax Lot                                                                             38
Section 5.9         ERISA Compliance                                                                             38
Section 5.10        Leases                                                                                       38
Section 5.11        Financial Condition                                                                          38
Section 5.12        Business Purposes                                                                            39
Section 5.13        Taxes                                                                                        39
Section 5.14        Mailing Address                                                                              39
Section 5.15        No Change in Facts or Circumstances                                                          39
Section 5.16        Non-Consolidation Opinion Assumptions                                                        39
Section 5.17        Federal Reserve Regulations                                                                  39
Section 5.18        Illegal Activity                                                                             40
Section 5.19        Contracts                                                                                    40
Section 5.20        Investment Company Act                                                                       40


                         ARTICLE 6 - OBLIGATIONS AND RELIANCES

Section 6.1         Relationship of Borrower and Lender                                                          40
Section 6.2         No Reliance on Lender                                                                        40
Section 6.3         No Lender Obligations                                                                        40
Section 6.4         Reliance                                                                                     41


                         ARTICLE 7 - FURTHER ASSURANCES

Section 7.1         Recording of Security Instrument, etc                                                        41
Section 7.2         Further Acts, etc                                                                            41
Section 7.3         Changes in Tax, Debt Credit and Documentary Stamp Laws                                       42
Section 7.4         Estoppel Certificates                                                                        42
Section 7.5         Flood Insurance                                                                              43
Section 7.6         Splitting of Security Instrument                                                             43
Section 7.7         Replacement Documents                                                                        44


                         ARTICLE 8 - DUE ON SALE/ENCUMBRANCE

Section 8.1         Lender Reliance                                                                              44
Section 8.2         No Sale/Encumbrance                                                                          44
Section 8.3         Sale/Encumbrance Defined                                                                     44
Section 8.4         Lender's Rights                                                                              45

Section 8.5         Permitted Transfers                                                                          45


                         ARTICLE 9 - PREPAYMENT

Section 9.1         Prepayment                                                                                   47
Section 9.2         Prepayment on Casualty or Condemnation                                                       47


                         ARTICLE 10 - DEFAULT

Section 10.1        Events of Default                                                                            47
Section 10.2        Late Payment Charge                                                                          49
Section 10.3        Default Interest                                                                             50


                         ARTICLE 11 - RIGHTS AND REMEDIES

Section 11.1        Remedies                                                                                     50
Section 11.2        Application of Proceeds                                                                      52
Section 11.3        Right to Cure Defaults                                                                       52
Section 11.4        Actions and Proceedings                                                                      53
Section 11.5        Recovery of Sums Required To Be Paid                                                         53
Section 11.6        Examination of Books and Records                                                             53
Section 11.7        Other Rights, etc                                                                            53
Section 11.8        Right to Release Any Portion of the Property                                                 54
Section 11.9        Violation of Laws                                                                            54
Section 11.10       Recourse and Choice of Remedies                                                              54
Section 11.11       Right of Entry                                                                               55


                         ARTICLE 12 - ENVIRONMENTAL HAZARDS

Section 12.1        Environmental Representations and Warranties                                                 55
Section 12.2        Environmental Covenants                                                                      56
Section 12.3        Lender's Rights                                                                              58


                         ARTICLE 13 - INDEMNIFICATION

Section 13.1        General Indemnification                                                                      58
Section 13.2        Mortgage and/or Intangible Tax                                                               59
Section 13.3        ERISA Indemnification                                                                        59
Section 13.4        Intentionally Deleted                                                                        60
Section 13.5        Duty to Defend; Attorneys' Fees and Other Fees and Expenses                                  60


                              ARTICLE 14 - WAIVERS

Section 14.1        Waiver of Counterclaim                                                                       60
Section 14.2        Marshalling and Other Matters                                                                60

Section 14.3        Waiver of Notice                                                                             60
Section 14.4        Intentionally Deleted                                                                        60
Section 14.5        Sole Discretion of Lender                                                                    60
Section 14.6        Survival                                                                                     61
Section 14.7        WAIVER OF TRIAL BY JURY                                                                      61


                         ARTICLE 15 - EXCULPATION

Section 15.1        Exculpation                                                                                  61
Section 15.2        Reservation of Certain Rights                                                                62
Section 15.3        Exceptions to Exculpation                                                                    62
Section 15.4        Recourse                                                                                     62
Section 15.5        Bankruptcy Claims                                                                            62


                         ARTICLE 16 - NOTICES

Section 16.1        Notices                                                                                      63


                         ARTICLE 17 - SERVICE OF PROCESS

Section 17.1        Consent to Service                                                                           64
Section 17.2        Submission to Jurisdiction                                                                   65
Section 17.3        Jurisdiction Not Exclusive                                                                   65


                         ARTICLE 18 - APPLICABLE LAW

Section 18.1        Choice of Law                                                                                65
Section 18.2        Usury Laws                                                                                   65
Section 18.3        Provisions Subject to Applicable Law                                                         65


                         ARTICLE 19 - SECONDARY MARKET

Section 19.1        Sale of Note and Securitization                                                              66
Section 19.2        Securitization Indemnification                                                               68


                         ARTICLE 20 - COSTS

Section 20.1        Performance at Borrower's Expense                                                            70
Section 20.2        Attorney's Fees for Enforcement                                                              70


                         ARTICLE 21 - DEFINITIONS

Section 21.1        General Definitions                                                                          71

                         ARTICLE 22 - MISCELLANEOUS PROVISIONS

Section 22.1        No Oral Change                                                                               71
Section 22.2        Liability                                                                                    71
Section 22.3        Inapplicable Provisions                                                                      71
Section 22.4        Headings, etc                                                                                71
Section 22.5        Duplicate Originals; Counterparts                                                            72
Section 22.6        Number and Gender                                                                            72
Section 22.7        Subrogation                                                                                  72
Section 22.8        Future Assignment of Mortgage                                                                72
Section 22.9        Brokers                                                                                      73
Section 22.10       Withholdings                                                                                 73


                         ARTICLE 23 - ADDITIONAL NEW YORK PROVISIONS

Section 23.1        Controlling Provisions                                                                       73
Section 23.2        Commercial Property                                                                          73
Section 23.3        Maximum Principal Indebtedness                                                               73
Section 23.4        Insurance Proceeds                                                                           74
Section 23.5        Trust Fund                                                                                   74
Section 23.6        Section 291-f Agreement                                                                      74




                             EXHIBITS AND SCHEDULES
                             ----------------------
EXHIBIT A         --         Description of Land

EXHIBIT B         --         Description of Mortgages

EXHIBIT C         --         Form of SNDA

SCHEDULE 1        --         Litigation

SCHEDULE 2        --         Mechanics Liens

     THIS AMENDED, RESTATED AND CONSOLIDATED MORTGAGE AND SECURITY AGREEMENT (this "SECURITY INSTRUMENT") is made as of the 12th day of May, 1999, by ALEXANDER'S REGO SHOPPING CENTER, INC., a Delaware corporation, having its principal place of business at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 as mortgagor ("BORROWER") to THE CHASE MANHATTAN BANK, a New York banking corporation, having an address at 380 Madison Avenue, 10th Floor, New York, New York 10017 as mortgagee ("LENDER").

                                    RECITALS:

     WHEREAS, Borrower is the fee owner of the real property described on Exhibit A attached hereto and made a part hereof (hereinafter referred to as the "LAND") and Lender is the owner and holder of certain mortgages covering the fee estate in the Land as more particularly described on Exhibit B attached hereto (hereinafter referred to as the "ORIGINAL MORTGAGES") and of the notes, bonds or other obligations secured thereby (hereinafter referred to as the "ORIGINAL NOTES");

     WHEREAS, there is now owing on the Original Notes and the Original Mortgages the unpaid principal sum of EIGHTY TWO MILLION and 00/100 Dollars ($82,000,000.00), together with interest;

     WHEREAS, contemporaneously with the execution and delivery of this Security Instrument, Borrower has executed and delivered to Lender a certain Amended, Restated and Consolidated Note in the aggregate principal amount of EIGHTY TWO MILLION and 00/100 Dollars ($82,000,000.00) (the "NOTE"), which Note evidences, and amends, restates and consolidates into one indebtedness all amounts presently due and owing in respect of the Original Notes, and is secured by the Original Mortgages; and

     WHEREAS, Borrower and Lender have agreed in the manner hereinafter set forth (i) to spread the Original Mortgages and the respective liens thereof over those portions of the Property (as hereinafter defined) not already covered thereby (ii) to combine, consolidate and coordinate the Original Mortgages and the respective liens thereof, as spread, into one unified lien in the aggregate principal amount of EIGHTY TWO MILLION and 00/100 Dollars encumbering the property and (iii) to modify, amend and restate the terms and provisions of the Original Mortgages in their entirety.

     NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Security Instrument by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

     A. Mortgage Spreader. The Original Mortgages and the respective liens thereof are hereby spread over those portions of the Property not already covered thereby.

     B. Mortgage Consolidation. The Original Mortgages and the respective liens thereof, as spread in accordance with Paragraph A above, are hereby combined and consolidated so that together they shall hereafter constitute in law but one mortgage, a single lien, covering the Property and securing the aggregate principal sum of EIGHTY TWO MILLION and No/100 Dollars ($82,000,000.00), together with interest thereon as provided in the Note.

     C. Outstanding Indebtedness. The aggregate outstanding indebtedness evidenced by the Note and secured by this Security Instrument is in the amount of EIGHTY TWO MILLION and No/100 Dollars ($82,000,000.00), it being understood that no interest under the Note is accrued and unpaid for the period prior to the date hereof, but that interest shall accrue from and after the date hereof at the rate or rates provided in the Note.

     D. Amendment and Restatement. The Original Mortgages are hereby consolidated and completely amended and restated to read as follows:

                             ARTICLE 1 - GRANTS OF SECURITY


     Section 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "PROPERTY"):

             (a)   Land. The Land;

             (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

             (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "IMPROVEMENTS");

             (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

            (e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "PERSONAL PROPERTY"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

             (f) Leases and Rents. All leases, subleases and other agreements affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into by Borrower and all extensions, amendments and modifications thereto, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE")(the "LEASES") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

             (g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

             (h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

             (i) Tax Certiorari. Subject to the rights of any tenants under the Leases, all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

             (j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

             (k) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

             (l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

             (m) Trademarks. All of Borrower's right, title and interest in all tradenames (excluding the name "Alexander's"), trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and

             (n) Accounts. All reserves, escrows and deposit accounts which are required to be established by Borrower for the benefit of Lender pursuant to the Loan Documents with respect to the Property including, without limitation, the Lockbox Account (as defined in that certain Cash Management Agreement (the "CASH MANAGEMENT AGREEMENT"), dated the date hereof, between Borrower and Lender) and any other account, and all securities, investments, property and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof.

             (o) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections 1.1(a) through 1.1(n) above.

     Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2, Section 3.7 hereof and the terms and conditions of the Cash Management Agreement, Lender grants to Borrower a revocable license to collect and receive the Rents.

     Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

     Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4) and Awards (as defined in Section 3.6), as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                              CONDITIONS TO GRANT

     TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever;

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt in full, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

                   ARTICLE 2 - DEBT AND OBLIGATIONS SECURED


     Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "DEBT"):

     (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

     (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined below);

     (c) the payment of the Yield Maintenance Premium (as defined in the Note), if any;

     (d) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;

     (e) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

     (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

     Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

     (a) the performance of all other obligations of Borrower contained herein;

     (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

     (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

     Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "OBLIGATIONS."

     Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below). Notwithstanding anything to the contrary contained in this Security Instrument, the Note or the Other Security Documents (hereinafter defined), and provided no Event of Default (hereinafter defined) has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for Taxes (hereinafter defined) and any other payment reserves established pursuant to this Security Instrument, the Note or any Other Security Documents shall be deemed satisfied to the extent sufficient amounts are available in the Lockbox Account established pursuant to the Cash Management Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are properly applied by Lender.

                             ARTICLE 3 - BORROWER COVENANTS

           Borrower covenants and agrees that:

           Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

           Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents, other than the Note and this Security Instrument, now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "OTHER SECURITY DOCUMENTS"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

           Section 3.3   INSURANCE.

           (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

                 (i) comprehensive all risk insurance on the Improvements and the Personal Property, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Note; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions;
                        (C) providing for no deductible in excess of $250,000; and (D) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

                 (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $2,000,000; (B) to continue at not less than the aforesaid limit until reasonably required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 13 hereof to the extent the same is available;

                 (iii) loss of rents insurance (A) with loss payable jointly to Lender and Borrower as their interests appear; (B) covering all risks required to be covered by the insurance provided for in Subsection 3.3(a)(i); and (C) in an amount equal to 100% of the projected gross income from the Property (as reduced to reflect expenses not incurred during a period of Restoration) for a period of twenty-four (24) months. The amount of such loss of rents insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twenty-four month period. All insurance proceeds payable to Lender pursuant to this Subsection 3.3(a)(iii) shall be deposited into the Lockbox Account and disbursed in accordance with the Cash Management Agreement; provided, however, that if such insurance proceeds are disbursed to Lender in an amount representing losses for a period in excess of one (1) month, then such insurance proceeds shall be held by Lender and applied in accordance with the Cash Management Agreement on a monthly basis in the amount attributed to the related month by the insurance company providing such loss of rents insurance. Notwithstanding anything to the contrary contained in this Subsection 3.3(a)(iii), Borrower shall not be deemed relieved of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such loss of rents insurance;

                 (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i),
                        (3) including permission to occupy the

                        Property, and (4) with an agreed amount endorsement or endorsement waiving co-insurance provisions;

                 (v) workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                 (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender;

                 (vii) if any portion of the Improvements is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "FLOOD INSURANCE ACTS"), flood hazard insurance in an amount equal to the lesser of (A) the principal balance of the Note, and (B) the maximum limit of coverage available for the Property under the Flood Insurance Acts;

                 (viii) earthquake, sinkhole and mine subsidence insurance, if required, in amounts, form and substance satisfactory to Lender, provided that the insurance pursuant to this Subsection (viii) shall be on terms consistent with the all risk insurance policy required under Subsection 3.3(a)(i);

                 (ix) umbrella liability insurance in an amount not less than Fifty Million and No/100 Dollars ($50,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under Subsection 3.3(a)(ii) above; and

                 (x) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

           (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "POLICIES" or in the singular, the "POLICY"), in such forms and, from time to time after the date hereof, in such amounts as may from time to time be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and reasonably approved by Lender (each such insurer shall be referred to below as a "QUALIFIED INSURER"). The insurance companies must have a general policy rating of A or better and a financial class of VIII or better by A.M. Best Company, Inc. and a claims paying ability rating of "A" (or its equivalent) or better by at least two (2) of the credit rating agencies (each a "RATING AGENCY") rating the Securities (one of which will be Standard & Poor's if they are rating the Securities and one of which shall be Moody's Investors Service, Inc. if they are rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.3(a), certified copies of the Policies or renewal certificates of insurance marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the certified copies of the Policies when issued.

           (c) Borrower shall be permitted to obtain the insurance required pursuant to this Security Instrument by the use of an umbrella or blanket liability or casualty Policy, provided that, in each case, such Policy is approved in advance in writing by Lender, which approval shall not be unreasonably withheld or delayed and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer. Except to the extent permitted pursuant to Section 3.3(a) hereof, Borrower shall not obtain separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.3(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. The umbrella policy in effect on the date hereof is approved by Lender. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.3(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.3(a).

           (d) All Policies of insurance provided for or contemplated by Subsection 3.3(a), except for the Policy referenced in Subsection 3.3(a)(v), shall name Lender as an additional insured and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable jointly to Lender and Borrower as their interests may appear.

           (e) All Policies of insurance provided for in Subsection 3.3(a) shall contain clauses or endorsements to the effect that:

                 (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                 (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an insured; and

                 (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed ten (10) days prior to its expiration; and

                 (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

           (f) Borrower shall furnish to Lender, on or before ten (10) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

           (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as described in this Security Instrument, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section 10.3 hereof.

           (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property (other than tenant improvements required to be restored by tenants pursuant to their Leases) and shall cause any tenants under Leases at the Property to repair and restore any tenant improvements damaged by such fire or other casualty to the extent such tenant is required to perform such repair or restoration pursuant to the applicable Lease, as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "CASUALTY RESTORATION") and otherwise in accordance with Section 4.4 of this Security Instrument. Borrower shall pay all costs of such Casualty Restoration whether or not such costs are covered by insurance.

           Section 3.4           PAYMENT OF TAXES, ETC.

           (a) Borrower shall promptly pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "TAXES"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "OTHER CHARGES"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged of record (or bonded and discharged of record) any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

           (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents,
     (ii) Borrower is not restricted from doing so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes or Other Charges, as applicable, from Borrower and from the Property or Borrower shall have paid all of the Taxes or Other Charges, as applicable, under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder,
     (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes or Other Charges, as applicable, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes or Other Charges, as applicable, under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes or Other Charges, as applicable, together with all interest and penalties thereon.

        Section 3.5 ESCROW FUND. In addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay to Lender on the tenth day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) at the option of Lender, if the liability or casualty Policy maintained by Borrower covering the Property shall not constitute an approved blanket or umbrella Policy pursuant to Subsection 3.3(c) hereof, or Lender shall require Borrower to obtain a separate Policy pursuant to Subsection 3.3(c) hereof, one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "ESCROW FUND"). In the event Lender shall elect to collect payments in escrow for Insurance Premiums, Borrower shall pay to Lender an initial deposit to be determined by Lender, in its sole discretion, to increase the amounts in the Escrow Fund to an amount which, together with anticipated monthly escrow payments, shall be sufficient to pay all Insurance Premiums and Taxes as they become due. Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall bear interest at money market rates selected by Lender and such interest shall be added to and become part of the Escrow Fund and disbursed or applied in the same manner and subject to the same terms and conditions as all other funds in the Escrow Fund, as more particularly described above. All earnings on the Escrow Fund shall be taxed as income of the Borrower and shall be for the benefit of Borrower, subject to Lender's rights pursuant to this Agreement. Lender shall not be responsible for any specific level or percentage of earnings on such investment. Borrower shall be responsible for the costs associated with administering the Escrow Fund, and such reasonable costs may be credited against such Escrow Fund. Notwithstanding anything to the contrary contained in this Section 3.5, and provided no Event of Default has occurred and is continuing, Borrower's obligations to make payments to the Escrow Fund shall be deemed satisfied to the extent that sufficient funds are deposited in the Lockbox Account to satisfy such obligations on the date such payment is required, regardless of whether any such amounts are so applied by Lender.

           Section 3.6 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), and whether or not any Award (as defined herein) is made available to the Borrower for Restoration in accordance with
Section 4.4, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor (an "AWARD") shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Borrower shall cause the Award to be paid directly to Lender, which Lender will disburse pursuant to Section 4.4 hereof. In the event that the Property, or any portion thereof is taken by any condemning authority, Borrower shall promptly proceed to restore, repair, replace or rebuild the Property (other than tenant improvements required to be restored by tenants pursuant to their Leases) and shall cause any tenants under Leases at the Property to restore, repair, replace or rebuild the Property to the extent such tenant is required to perform such restoration, repair or replacement pursuant to the applicable Lease, in a workman-like manner to the extent practicable to be of at least equal value and substantially the same character as prior to such condemnation or eminent domain proceeding (the "CONDEMNATION RESTORATION"; the Casualty Restoration and the Condemnation Restoration collectively referred to as the "RESTORATION") in accordance with all Applicable Laws (as hereinafter defined) affecting the use, repair and restoration of the Property. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

           Section 3.7           LEASES AND RENTS.

           (a) Borrower shall (i) enforce all of the material obligations, terms, covenants and conditions contained in the Leases upon the part of the lessees thereunder to be observed or performed and (ii) timely perform and observe, or cause to be performed or observed, all of the material obligations, terms, covenants and conditions required to be performed and observed by Borrower under the Leases such that there will be no material and adverse impairment of the value of (A) the Property or (B) Lender's interest under this Security Instrument. Borrower shall deliver to Lender within five (5) Business Days after Borrower receives or delivers the same, a copy of each notice of default or termination that Borrower receives or delivers in connection with the Leases.

           (b) Borrower shall, or shall cause the property manager to, manage and operate the Property in a prudent manner and not enter into any Lease after the date hereof (including the renewal or extension on or after the date hereof of any Lease entered into prior to the date hereof if the rent payable during such renewal or extension, or a formula to compute such rent, is not provided for in such Lease, such a renewal or extension being hereinafter defined as a "RENEWAL LEASE") without the consent of Lender; provided, however, Lender's consent shall not be required if (i) such Lease provides for rental rates and terms that constitute good and prudent business practice and are comparable to then existing local market rates and terms (taking into account the type and quality of the tenant and then prevailing practices with respect to tenant concessions and incentives for comparable properties) as of the date such Lease is executed by Borrower, (ii) such Lease complies with all of the terms and provisions of this Security Instrument, including, but not limited to, this Section 3.7, (iii) Borrower promptly delivers a copy of such Lease to Lender after execution and receipt of the same, certified by Borrower to be a true, correct and complete copy or duplicate of such Lease and (iv) such Lease will not materially adversely affect the fair market value of the Property.

           (c) Borrower shall not amend, modify or waive the provisions of any Lease without the consent of Lender, which consent shall not be unreasonably withheld or delayed; provided, however, Lender's consent shall not be required if such amendment, modification or waiver (i) does not have a material adverse effect upon the value of the Property or the ability of Borrower to satisfy its obligations hereunder or under the Note or the Other Security Documents, (ii) does not amend, modify or waive any of the material terms of the Lease, including, but not limited to, any provisions that would directly reduce the rent or any additional rent or reduce the term of the Lease, or effectively have such result, (iii) complies with the requirements of this Security Instrument and any lease subordination agreement binding upon Lender with respect to such Lease and (iv) is promptly delivered to Lender together with a Borrower's certification that such amendment, modification or waiver is a true, correct and complete copy and is in compliance with the requirements hereof. In addition to the foregoing, Borrower shall not amend, modify or waive the provisions of any Lease that would directly reduce the rent or any additional rent or reduce the term of the Lease, or effectively have such result without written confirmation from each Rating Agency that such action, in and of itself, will not result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization.

           (d) Notwithstanding anything to the contrary contained in Subsection 3.7(b) or 3.7(c) above, Borrower may not terminate, or permit the termination of, any Lease or accept surrender of all, or any portion of, the space demised under any Lease without the prior written confirmation from each Rating Agency that such action, in and of itself, will not result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, provided that any fee or payment received by Borrower in connection therewith shall be paid to Lender and held by Lender and, provided that no Event of Default has occurred and is continuing under the Note, this Security Instrument or Other Security Documents, disbursed by Lender to the applicable claimant to pay leasing commissions with respect to re-leasing the space demised under such terminated Lease, costs incurred by Borrower with respect to improvements to such space, tenant allowances and any other costs incurred by Borrower in connection with re-leasing such space. The disbursement of such fee or payment shall be subject to the delivery of (x) evidence reasonably satisfactory to Lender that Borrower has leased such space in accordance with this Section 3.7 and a certificate executed by an officer of Borrower certifying such fact and certifying that any work which is the subject of the requested disbursement has been completed in a workmanlike manner and (y) copies of invoices and itemized bills indicating the amounts due to such claimants; provided, however, if Borrower submits evidence reasonably acceptable to Lender that all costs with respect to re-leasing such space have been paid in full, Lender shall disburse to Borrower any remaining portion of the termination fee. Notwithstanding anything to the contrary contained in this Section 3.7(d) Borrower may terminate a Lease without the prior written confirmation from any Rating Agency if a material default exists on the part of the tenant under such Lease beyond any applicable notice and cure periods and Borrower obtains Lender's prior written consent to such termination, which consent shall not be unreasonably withheld or delayed.

           (e) Notwithstanding anything to the contrary contained in Subsection 3.7(b) or 3.7(c) above, Borrower shall not enter into any Lease with any affiliate unless (i) the space is for the use and occupancy of one or more of such affiliates and (ii) the material terms of such Lease comply with the requirements set forth in Subsection 3.7(b) hereof;

     provided, however, a reasonable amount of office space, not to exceed 500 net leaseable square feet, may be leased to the Manager at less than fair market rental or at no rental, at Borrower's discretion, for the purpose of management of the Property. Borrower, or an affiliate of Borrower, shall have the right, subject to the provisions of this Security Instrument, to acquire any such Lease by way of assignment, surrender, acquisition or further sublease.

           (f) Notwithstanding anything to the contrary contained in Subsection 3.7(b) or 3.7(c) above, Borrower shall not receive or collect, or permit the receipt or collection of, any rental or other payments under any Lease more than one (1) month in advance of the period in respect of which they are to accrue, except that (i) in connection with the execution and delivery of any Lease or of any amendment to any Lease, rental payments thereunder may be collected and received in advance in an amount not in excess of one (1) month's rent and a security deposit (including advance rents as or in lieu of a security deposit) may be required thereunder (provided that such deposits are maintained in accordance with applicable law and in accordance with Subsection 3.7(i) hereof), and (ii) Borrower may receive and collect escalation, percentage rent, additional rent and other charges in accordance with the terms of each Lease.

           (g) Borrower shall not enter into any Lease after the date hereof that does not contain a provision whereby the tenant agrees at the request and option of Lender either (i) that its Lease shall be subordinate to this Security Instrument and that the tenant shall attorn under the Lease to any entity obtaining title to the Property, which subordination and attornment may be conditioned on delivery of a reasonable and customary nondisturbance agreement, or (ii) that its Lease shall be senior to this Security Instrument and that the tenant shall attorn under the Lease to any entity obtaining title to the Property. Lender shall execute and deliver to the tenant under any Lease or Renewal Lease executed without the approval of Lender pursuant to Section 3.7(b), or with Lender's approval, a non-disturbance and attornment agreement (an "SNDA") substantially in the form attached hereto as Exhibit C, with such modifications as Lender may reasonably approve within fifteen (15) Business Days after such tenant's execution and delivery of the same, provided, that (A) Borrower has delivered the related Lease or Renewal Lease to Lender on or prior to the date that the tenant thereunder delivers to Lender the SNDA executed in connection therewith, (B) such Lease or Renewal Lease is for 5,000 or more rentable square feet and (C) no Event of Default exists hereunder, under the Note or under the Other Security Documents.

           (h) Borrower shall be responsible for all reasonable out-of-pocket expenses incurred by Lender in connection with the review and approval required pursuant to this Section.

           (i) Upon the occurrence and during the continuance of an Event of Default, to the extent permitted by law, Borrower shall promptly deposit with Lender any and all monies actually received by Borrower as security deposits under the Leases or credited to tenant by Borrower as a security deposit under a Lease (the "SECURITY DEPOSITS"). Lender shall hold the Security Deposits in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease. To the extent required by Applicable Laws (defined below), Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion. In the event Lender is not permitted by law to hold the Security Deposits, Borrower shall deposit the Security Deposits into an account with a federally insured institution as approved by Lender.

           (j) Any (i) Lease or Renewal Lease that requires Lender's approval pursuant to Section 3.7(b) and (ii) amendment or modification of a Lease that requires Lender's approval pursuant to Section 3.7(c), but not the prior written confirmation of any Rating Agency, shall be sent to Lender in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER". Such Lease, Renewal Lease, amendment or modification shall be deemed approved if Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within fifteen (15) Business Days after Lender has received such Lease, Renewal Lease, amendment or modification, as applicable.

           (k) Any termination of a Lease that requires Lender's approval pursuant to Section 3.7(d), but not the prior written confirmation of any Rating Agency, shall be sent to Lender in an envelope labeled "PRIORITY" and shall state at the top of the first page in bold lettering "LENDER'S RESPONSE IS REQUIRED WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MORTGAGE BETWEEN THE UNDERSIGNED AND LENDER". Such termination request shall be deemed approved if Lender shall not have notified Borrower in writing of its disapproval (together with a statement of the grounds of such disapproval) within ten (10) Business Days after Lender has received such request for termination.

           Section 3.8 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender; provided, however, that, Borrower and/or tenants under Leases shall be permitted to make tenant improvements, and/or prepare the premises to be demised for occupancy by a tenant, pursuant to the terms and conditions of Leases approved by Lender or not required to be approved by Lender pursuant to Section 3.7 hereof. Whether or not Net Proceeds (as defined herein) are made available for a Restoration in accordance with Section 4.4 hereof, Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender; provided, however, Lender's consent shall not be required if (a) a nonconforming use is discontinued or abandoned due to (i) a change in, or termination of, a tenant's use of the demised premises in accordance with the terms and conditions of the related Lease (which Lease exists as of the date hereof or is hereafter approved or not required to be approved by Lender in accordance with Section
3.7 hereof), (ii) the expiration of a Lease in accordance with the terms and conditions of the Lease or (iii) the discontinuance of operation by a tenant pursuant to the terms and conditions of the related Lease (which Lease exists as of the date hereof or is hereafter approved or not required to be approved by Lender in accordance with Section 3.7 hereof), or (b) such discontinuance or abandonment of the nonconforming use will not have a material adverse effect upon the value or the net operating income of the Property.

           Section 3.9 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially and adversely impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

           Section 3.10 COMPLIANCE WITH LAWS.

           (a) Borrower shall comply, and cause all tenants to comply, with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting, or which may be interpreted to affect, the Property or the use thereof ("APPLICABLE LAWS") on or prior to the date required thereby; provided, however, it shall not be an Event of Default hereunder if it is the obligation of a tenant pursuant to the applicable Lease to comply with such Applicable Laws and Borrower promptly after receiving actual notice of any noncompliance with such Applicable Laws commences and diligently pursues its rights against such tenant and causes such tenant to comply with such Applicable Laws within a reasonable time and the failure to comply with the Applicable Laws for such period of time does not (i) impose civil or criminal liability on Borrower or Lender or (ii) materially and adversely effect the Property or Borrower.

           (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

           (c) Intentionally deleted.

           (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

           (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (iv) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (v) non-compliance with the Applicable Laws shall not impose civil or criminal liability on Borrower or Lender; (vi) Borrower shall have furnished the security as may be required in the proceeding or by Lender to ensure compliance by Borrower with the Applicable Laws; and
     (vii) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

           Section 3.11 BOOKS AND RECORDS.

           (a) Borrower shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

              (i) quarterly certified rent rolls signed and dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within sixty (60) days after the end of each calendar quarter;

              (ii) quarterly operating statements of the Property, prepared and certified by Borrower in substantially the same form as previously submitted by Borrower in connection with the closing of the Loan or such other form as may be reasonably acceptable to Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest), and major capital improvements for that quarter and containing appropriate year to date information, within sixty (60) days after the end of each calendar quarter;

              (iii) an audited annual operating statement of the Property detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow in substantially the same form as previously submitted in connection with the closing of the Loan or such other form as may be reasonably acceptable to Lender, prepared and certified by an independent certified public accountant reasonably acceptable to Lender, within one hundred and twenty (120) days after the close of each fiscal year of Borrower;

              (iv) an audited annual balance sheet and profit and loss statement of Borrower in substantially the same form as previously submitted in connection with the closing of the Loan or such other form as may be reasonably acceptable to Lender, prepared and certified by an independent certified public accountant reasonably acceptable to Lender, within one hundred and twenty (120) days after the close of each fiscal year of Borrower; and

              (v) an annual operating budget consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year.


           (b) Intentionally Omitted.

           (c) Borrower shall furnish Lender with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance reasonably satisfactory to Lender. Lender acknowledges that Borrower may file a consolidated State and Federal tax return with Alexander's Inc. and its consolidated subsidiaries.

           (d) Borrower shall furnish to Lender and its agents, upon reasonable prior notice, convenient facilities during normal business hours for the examination and audit of any such books and records.

           (e) Any reports, statements or other information required to be delivered under this Security Instrument shall be delivered in paper form and in the event that Lender requires financial statements in connection with Subsection (f) below because the Loan together with any Affiliated Loans (hereinafter defined) equal or exceed 20% of the aggregate principal amount of all mortgage loans included in a Securitization, Borrower shall deliver such reports, statements and other information (i) on a diskette, and (ii) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

           (f) If requested by Lender, Borrower shall provide Lender with the following financial statements if, at the time a preliminary or final prospectus is being prepared for a Securitization, it is expected that the principal amount of the Loan together with any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan is included in a

     Securitization does, equal or exceed 20% of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization:

              (i) Not later than 35 days after request by Lender, a balance sheet with respect to the Property for the two most recent fiscal years, meeting the requirements of
                       Section 210.3-01 of Regulation S-X of the Securities Act and statements of income and statements of cash flows with respect to the Property for the three most recent fiscal years, meeting the requirements of Section 210.3-02 of Regulation S-X, and, to the extent that such balance sheet is more than 135 days old as of the date of the document in which such financial statements are included, interim financial statements of the Property meeting the requirements of Section 210.3-01 and 210.3-02 of Regulation S-X (all of such financial statements, collectively, the "STANDARD STATEMENTS"); provided, however, that with respect to a Property (other than properties that are hotels, nursing homes, or other properties that would be deemed to constitute a business and not real estate under Regulation S-X or other legal requirements) that has been acquired by Borrower from an unaffiliated third party (such Property, "ACQUIRED PROPERTY"), as to which the other conditions set forth in Section 210.3-14 of Regulation S-X for provision of financial statements in accordance with such Section have been met, in lieu of the Standard Statements otherwise required by this section, Borrower shall instead provide the financial statements required by such Section 210.3-14 of Regulation S-X ("ACQUIRED PROPERTY STATEMENTS").

              (ii) Not later than 35 days after the end of each fiscal quarter following the date hereof, a balance sheet of the Property as of the end of such fiscal quarter, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for the period commencing following the last day of the most recent fiscal year and ending on the date of such balance sheet and for the corresponding period of the most recent fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X (provided, that if for such corresponding period of the most recent fiscal year Acquired Property Statements were permitted to be provided hereunder pursuant to Subsection (i) above, Borrower shall instead provide Acquired Property Statements for such corresponding period).

              (iii) Not later than 80 days after the end of each fiscal year following the date hereof, a balance sheet of the Property as of the end of such fiscal year, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for such fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X.

              (iv) Within (10) ten Business Days after notice from the Lender in connection with the Securitization of this Loan, such additional financial statements, such that, as of the date (each an "OFFERING DOCUMENT DATE") of each Disclosure Document, Borrower shall have provided Lender with all financial statements as described in Subsection (f)(i) above; provided that the fiscal year and interim periods for which such financial statements shall be provided shall be determined as of such Offering Document Date.

        (g) If requested by Lender, Borrower shall provide Lender, promptly upon request, with summaries of the financial statements referred to in
     Section 3.11(f) hereof if, at the time a preliminary or final prospectus is being prepared for a Securitization, it is expected that the principal amount of the Loan and any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 10% (but is less than 20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in a Securitization. Such summaries shall meet the requirements for "summarized financial information," as defined in
     Section 210.1-02(bb) of Regulation S-X, or such other requirements as may be determined to be necessary or appropriate by Lender.

        (h) All financial statements provided by Borrower hereunder pursuant to Section 3.11(f) and (g) hereof shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation S-X and other applicable legal requirements. All financial statements referred to in Subsections 3.11(f)(i) and 3.11(f)(iii) above shall be audited by (i) a "Big Five" accounting firm or (ii) other nationally recognized independent accountants acceptable to Lender, in accordance with Regulation S-X and all other applicable legal requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation S-X and all other applicable legal requirements, and shall be further accompanied by a manually executed written consent of the independent accountants, in form and substance acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing and to the use of the name of such independent accountants and the reference to such independent accountants as "experts" in any Disclosure Document and Exchange Act Filing (as defined below), all of which shall be provided at the same time as the related financial statements are required to be provided. All financial statements (audited or unaudited) provided by Borrower under this Section 3.11 shall be certified by the chief financial officer or administrative member of Borrower, which certification shall state that such financial statements meet the requirements set forth in the first sentence of this Section 3.11(h).

        (i) If requested by Lender, Borrower shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as required pursuant to Regulation S-X or any amendment, modification or replacement thereto or other legal requirements in connection with any Disclosure Document or any filing under or pursuant to the Exchange Act in connection with or relating to a Securitization (hereinafter an "EXCHANGE ACT FILING") or as shall otherwise be reasonably requested by the Lender.

        (j) In the event Lender determines, in connection with a Securitization, that the financial statements required in order to comply with Regulation S-X or other legal requirements are other than as provided herein, then notwithstanding the provisions of Section 3.11(f), (g) and
     (h) hereof, Lender may request, and Borrower shall promptly provide, such combination of Acquired Property Statement and/or Standard Statements or such other financial statements as Lender determines to be necessary or appropriate for such compliance.

        (k) The term "AFFILIATED LOAN" shall mean any loan made by Lender to a parent, subsidiary or such other entity affiliated to Borrower.

        Section 3.12 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for
(y) the Permitted Exceptions (defined below) and (z) the mechanics liens set forth on Schedule 2 attached hereto; provided, however, after prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal, administrative or other proceeding promptly initiated and conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any bill or cost or lien thereof provided that (a) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any Other Security Documents, (b) such proceeding shall suspend the collection thereof from Borrower, Lender and the Property, (c) if required by Lender, and not otherwise deposited with the title company insuring the lien of this Security Instrument or the court having jurisdiction over such proceeding as required thereby, the deposit with Lender of adequate reserves in an amount not less than Borrower's obligations being contested and any additional interest, charge or penalty arising from such contest, (c) neither the Property nor any part thereof or interest therein would be in any danger of being sold, forfeited or lost if Borrower pays the amount or satisfies the condition being contested, and Borrower would have the opportunity to so pay or satisfy, and shall do so, if required, in the event of Borrower's failure to prevail in the contest, (d) in the case of any instrument of record affecting the Property or any part thereof, the contest or failure to perform under any such instrument shall not result in the placing of any lien on the Property or any part thereof unless such lien is bonded by Borrower in an amount not less than the amount of the lien or such other amount as may be required by Lender and (e) except to the extent Borrower has deposited sufficient security with Lender, neither the failure to pay or perform any obligation which Borrower is permitted to contest under this Section 3.12 nor an adverse determination of any such contest shall result in a material adverse effect on the value or operation of the Property or any part or interest therein. If a negotiated settlement of any tax liability or other claim being contested pursuant to this Section 3.12 has been agreed upon by the applicable parties or a court of competent jurisdiction has issued a non-appealable order determining the amount of the tax liability or claim being contested, Lender shall release any funds held with respect to such tax liability or claim to the applicable taxing authority or claimant, as applicable, and any remaining funds to the Borrower provided that (i) Borrower delivers a certificate from an officer directing Lender to pay the amount specified in the settlement or order, in each case with a copy of the settlement or order attached and (ii) no Event of Default has occurred and is then continuing under the Note, this Security Instrument or the Other Security Documents.

        Section 3.13 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

        Section 3.14 ALTERATIONS. Borrower shall obtain Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, to any alterations to the Improvements that may have a material adverse effect on Borrower's financial condition, the use, operation or value of the Property or the net operating income with respect to the Property, other than (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof or approved by Lender after the date hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease executed after the date hereof for which the approval of Lender is not required and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, or (c) alterations performed in connection with the restoration of the Property after the occurrence of a casualty or condemnation in accordance with the terms and provisions of this Security Instrument. Any approval by Lender of the plans, specifications, or working drawings for alterations of the Property shall not create responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person reasonably acceptable to Lender. If the total unpaid amounts due and payable with respect to alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time exceed One Million and 00/100 Dollars ($1,000,000.00) (the "THRESHOLD AMOUNT"), Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (i) cash, (ii) U.S. Treasury securities, (iii) other securities having a rating acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization (as defined herein) or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, (iv) a completion bond and performance bond or (v) a Letter of Credit (hereinafter defined). Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount (the "EXCESS AMOUNT") and may be reduced from time to time upon Borrower's request as the Excess Amount decreases as determined in the reasonable discretion of Lender. For purposes of the foregoing, "LETTER OF CREDIT" shall mean a clean, irrevocable, unconditional, transferable letter of credit payable on sight draft only, with an initial expiration date of not less than one (1) year and with automatic renewals for one (1) year periods, for which Borrower shall have no reimbursement obligation and which reimbursement obligation is not secured by the Property or any other property pledged to secure the Note, in favor of Lender and entitling Lender to draw thereon in New York, New York or in such other city as Lender may determine, issued by a domestic bank or the U.S. agency or branch of a foreign bank, which (A) has a long-term unsecured debt rating at the time such letter of credit is delivered and throughout the term of such letter of credit, of not less than "AA" or "Aa", as applicable, as assigned by the Rating Agencies and
(B) the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization, or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization.

        Section 3.15 NON-CONSOLIDATION OPINION. Borrower has complied and will comply with each of the assumptions made with respect to it in that certain substantive non-consolidation opinion letter, dated the date hereof, and the certificates contained in any Borrower's certificate referenced therein, delivered by Borrower's counsel in connection with the Loan and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of this Security Instrument (the "NON-CONSOLIDATION OPINION"), including, but not limited to, any exhibits attached thereto. Each entity other than Borrower with respect to which an assumption is made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, has complied and will comply with each of the assumptions made with respect to it in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto.

                         ARTICLE 4 - SPECIAL COVENANTS

        Borrower covenants and agrees that:

        Section 4.1 PROPERTY USE. The Property shall be used as a shopping center and related uses thereto, and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

        Section 4.2         ERISA.

              (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

              (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                 (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                 (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                 (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

        Section 4.3 SINGLE PURPOSE ENTITY. Borrower represents, warrants and covenants as follows:

              (a) The purpose for which the Borrower is organized shall be limited solely to (A) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Property, (B) entering into the Note, this Security Instrument and the Other Security Documents with the Lender, (C) refinancing the Property in connection with a permitted repayment of the Debt, and (D) transacting any and all lawful business for which a Borrower may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

              (b) Borrower does not own and will not own any asset or property other than (i) the Property, (ii) incidental personal property necessary for and used or to be used in connection with the ownership or operation of the Property, and (iii) the proceeds, rents, issues and profits thereof.

              (c) Borrower will not engage in any business other than the ownership, management and operation of the Property.

              (d) Borrower will not enter into any contract or agreement with any affiliate of the Borrower, any constituent party of Borrower, any owner of the Borrower, or any affiliate of any constituent party, except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not affiliated with the Borrower or its constituent party.

              (e) Borrower has not incurred (which is still outstanding) and will not incur any indebtedness other than (i) the Debt,
     (ii) trade payables incurred in the ordinary course of its business of owning and operating the Property (including, but not limited to, amounts currently payable by or on behalf of Borrower to suppliers, contractors, mechanics, vendors, materialmen or other persons providing property or services to Borrower or the Property, or in connection with the ownership, management, operation, leasing, cleaning, maintenance, repair, replacement, improvement, alteration or restoration of the Property), which are not more than sixty (60) days past the date due and do not in the aggregate exceed $1,000,000.00, with trade creditors and in amounts as are normal and reasonable under the circumstances, provided such debt is not evidenced by a note, (iii) indebtedness incurred in the ordinary course of business in the financing of equipment and other personal property used on the Property requiring payments, in the aggregate, of less than $100,000 per year, (iv) indebtedness incurred with respect to the Property pursuant to that certain Real Estate Retention Agreement, dated July 20, 1992, by and among Vornado, Inc. (as predecessor to Vornado Realty Trust), Keen Realty Consultants, Inc., Alexander's Inc. and such other subsidiaries of Alexander's Inc., as assumed by Borrower pursuant to that certain Assignment and Assumption of Contracts, dated the date hereof between Alexander's Rego Park Center, Inc. and Borrower, which indebtedness is equal to approximately $1,200,000.00 as of the date hereof and will not increase as a result of any activities of Alexander's Inc. or its subsidiaries with respect to any property other than the Property; provided, however such indebtedness shall only be payable after the payment of debt service on the Loan and all other expenses incurred in connection with the operation of the Property and (v) indebtedness incurred in connection with the management of the Property pursuant to that certain Management Agreement, dated May __, 1999, between Borrower and Vornado Management Corp. No indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property.

              (f) Borrower has not made and will not make any loans or advances to any entity or person (including any affiliate or constituent party, or any affiliate of any constituent party), and shall not acquire obligations or securities of its affiliates or any constituent party; provided, however, that Borrower shall be permitted to make loans to unaffiliated tenants under Leases if such loans are made in the ordinary course of business and the proceeds of such loans are used solely for the purpose of making the demised premises at the Property ready for occupancy by such tenant or to pay for other costs relating to such tenant's leasing of space in the Property.

              (g) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets prior to the expiration of any applicable grace or extension periods.

              (h) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such constituent party in any way which will violate the covenants contained in this Section 4.3, without the prior written consent of Lender.

              (i) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party. Borrower's assets will not be listed as assets on the financial statement of any other entity, except as required by generally accepted accounting principles. Borrower will not file a consolidated federal income tax return except with Alexander's, Inc. and its consolidated subsidiaries and if Borrower does not file a consolidated tax return it will file its own tax return. Borrower shall maintain its books, records, resolutions and agreements as official records.

              (j) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Borrower, any constituent party of Borrower, or any affiliate of any constituent party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks.

              (k) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

              (l) Neither Borrower nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, or the sale of material assets of the Borrower (except in connection with the payment in full of the Debt and the release of the lien hereof in accordance with the terms and conditions of the Note, this Security Instrument and the Other Security Documents).

              (m) Borrower will not commingle the funds of Borrower with those of any affiliate or constituent party, or any affiliate of any constituent party, or any other person, and will not participate in any cash management system with any such party.

              (n) Borrower will not commingle its assets with those of any other person or entity and will hold all of its assets in its own name.

              (o) Borrower will not guarantee or become obligated for the debts of any other entity or person and does not and will not hold itself out as being responsible for the debts or obligations of any other person.

              (p) Borrower shall at all times cause there to be at least one duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR") of Borrower reasonably satisfactory to Lender who is not at the time of initial appointment and has not been at any time during the preceding five (5) years, and shall not be at any time while serving as a director of the corporation: (a) a stockholder, director, officer, employee, partner, member, attorney or counsel of Borrower or any affiliate; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with Borrower or any affiliate, other than a person as to whom the corporation or any affiliate pays reasonable and customary compensation or fees solely for acting as an Independent Director, process agent and for the provision of general corporate structuring and incorporation services; (c) a person or other entity controlling or under common control with any such stockholder, partner, member, customer, supplier or other person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, customer, supplier or other person. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.)

              (q) Borrower shall not cause or permit the board of directors of Borrower to take any action which, under the terms of any certificate of formation or operating agreement, requires the vote of the Independent Director of Borrower unless at the time of such action there shall be at least one Independent Director.

              (r) Borrower shall conduct its business so that the assumptions made with respect to Borrower in the Non-Consolidation Opinion shall be true and correct in all respects.

              (s) Borrower shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

              (t) The stationery, invoices, and checks utilized by Borrower or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being Borrower's agent.

              (u) Borrower shall not pledge its assets for the benefit of any other person or entity, other than with respect to the Debt.

              (v) Borrower shall pay the salaries of its own employees, if any, from its own funds.

              (w) Borrower shall maintain a sufficient number of employees in light of its contemplated business operations.

              Section 4.4 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

                          (a) If the Net Proceeds (defined below) shall be less than $4,000,000 and the costs of completing the Restoration shall be less than $4,000,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

                          (b) If the Net Proceeds are equal to or greater than $4,000,000 or the costs of completing the Restoration is equal to or greater than $4,000,000, Lender shall make the Net Proceeds available for Restoration in accordance with this Section 4.4. The term "NET PROCEEDS" for the purposes of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a)(i), (iv), (vi), (vii), (viii) and, as applicable, (x) of this Security Instrument as a result of such damage or destruction, after deduction of the reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, of collecting the same ("INSURANCE PROCEEDS") or (ii) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("CONDEMNATION PROCEEDS") whichever the case may be.

                                    (i)     The Net Proceeds shall be made
                                            available to Borrower for the
                                            Restoration provided that each of
                                            the following conditions are met:

                                            (A)      no Event of Default shall
                                                     have occurred and be
                                                     continuing under the Note,
                                                     this Security Instrument
                                                     or any of the Other
                                                     Security Documents;

                                            (B)      (1) in the event that the
                                                     Net Proceeds are Insurance
                                                     Proceeds, less than
                                                     seventy-five percent (75%)
                                                     of the total floor area of
                                                     the Improvements has been
                                                     damaged or destroyed as a
                                                     result of such fire or
                                                     other casualty or (2) in
                                                     the event that the Net
                                                     Proceeds are Condemnation
                                                     Proceeds, less than five
                                                     percent (5%) of the total
                                                     floor area of the building
                                                     and less than twenty-five
                                                     percent (25%) of floor
                                                     area of the garage has
                                                     been taken in connection
                                                     with the related
                                                     condemnation or eminent
                                                     domain proceeding and
                                                     after such condemnation or
                                                     eminent domain proceeding,
                                                     Borrower shall be able to
                                                     satisfy all parking
                                                     requirements contained in
                                                     the Leases in effect as of
                                                     the date of the occurrence
                                                     of condemnation or eminent
                                                     domain proceeding;

                                            (C)      Leases demising in the
                                                     aggregate at least 50% of
                                                     the total rentable space
                                                     in the Property which has
                                                     been demised under
                                                     executed and delivered
                                                     Leases in effect as of the
                                                     date of the occurrence of
                                                     such fire or other
                                                     casualty, or taking by
                                                     condemnation or eminent
                                                     domain proceeding, shall
                                                     remain in full force and
                                                     effect during and after
                                                     the completion of the
                                                     Restoration, which
                                                     requirement shall include
                                                     evidence satisfactory to
                                                     Lender that Sears Roebuck
                                                     & Co. (if Sears Roebuck &
                                                     Co. was a lessee
                                                     immediately prior to such
                                                     casualty or condemnation)
                                                     shall continue to operate
                                                     its retail store at the
                                                     Property after completion
                                                     of the Restoration;

                                            (D)      Borrower shall commence
                                                     the Restoration as soon as
                                                     reasonably practicable
                                                     (but in no event later
                                                     than ninety (90) days
                                                     after such damage or
                                                     destruction, or taking by
                                                     condemnation or eminent
                                                     domain proceeding, occurs)
                                                     and shall diligently
                                                     pursue the same to
                                                     satisfactory completion;

                                            (E)      Lender shall be reasonably
                                                     satisfied that any
                                                     operating deficits which
                                                     will be incurred with
                                                     respect to the Property as
                                                     a result of the occurrence
                                                     of any such fire or other
                                                     casualty, or taking by
                                                     condemnation or eminent
                                                     domain proceeding, will be
                                                     covered out of (1) the Net
                                                     Proceeds, (2) the
                                                     insurance coverage
                                                     referred to in Subsection
                                                     3.3(a)(iii), or (3) by
                                                     other funds of, or
                                                     available to, Borrower;

                                            (F)      Lender shall be reasonably
                                                     satisfied that, upon the
                                                     completion of the
                                                     Restoration, the gross
                                                     cash flow and the net cash
                                                     flow of the Property will
                                                     be restored to a level
                                                     sufficient to cover all
                                                     carrying costs and
                                                     operating expenses of the
                                                     Property, including,
                                                     without limitation, debt
                                                     service on the Note at a
                                                     coverage ratio (after
                                                     deducting all required
                                                     reserves as required by
                                                     Lender from net operating
                                                     income) of at least 1.10
                                                     to 1.0, which coverage
                                                     ratio shall be determined
                                                     by Lender in its sole and
                                                     absolute discretion on the
                                                     basis of the Applicable
                                                     Interest Rate (as defined
                                                     in the Note);

                                            (G)      Lender shall be satisfied
                                                     that the Restoration will
                                                     be completed on or before
                                                     the earliest to occur of
                                                     (1) six (6) months prior
                                                     to the Maturity Date (as
                                                     defined in the Note), (2)
                                                     eighteen (18) months after
                                                     the date required to
                                                     commence the Restoration
                                                     pursuant to Subsection
                                                     4.4(b)(i)(D), but in no
                                                     event after the expiration
                                                     of the loss of rents
                                                     insurance which is
                                                     required to be maintained
                                                     pursuant to Subsection
                                                     3.3(a)(iii) hereof, (3)
                                                     such time as may be
                                                     required under applicable
                                                     zoning law, ordinance,
                                                     rule or regulation in
                                                     order to repair and
                                                     restore the Property to
                                                     substantially the same
                                                     condition it was in
                                                     immediately prior to such
                                                     fire or other casualty, or
                                                     taking by condemnation or
                                                     eminent domain proceeding
                                                     or (4) the earliest date
                                                     required for such
                                                     completion under the terms
                                                     of any Leases which are
                                                     required in accordance
                                                     with the provisions of
                                                     this Subsection
                                                     4.4(b)(i)(C) to remain in
                                                     effect subsequent to the
                                                     occurrence of such fire or
                                                     other casualty, or taking
                                                     by condemnation or eminent
                                                     domain preceding, and the
                                                     completion of the
                                                     Restoration;

                                            (H)      the Property and the use
                                                     thereof after the
                                                     Restoration will be in
                                                     material compliance with
                                                     and permitted under all
                                                     applicable zoning laws,
                                                     ordinances, rules and
                                                     regulations;

                                            (I)      the Restoration shall be
                                                     done and completed by
                                                     Borrower in an expeditious
                                                     and diligent fashion and
                                                     in compliance with all
                                                     applicable governmental
                                                     laws, rules and
                                                     regulations (including,
                                                     without limitation, all
                                                     applicable Environmental
                                                     Laws (defined below)); and

                                            (J)      such fire or other
                                                     casualty or taking, as
                                                     applicable, does not
                                                     result in a temporary loss
                                                     of access to the Property
                                                     or the Improvements which
                                                     cannot be restored in
                                                     connection with the
                                                     Restoration.

                                    (ii)    The Net Proceeds shall be held by
                                            Lender and, until disbursed in
                                            accordance with the provisions of
                                            this Subsection 4.4(b), shall
                                            constitute additional security for
                                            the Obligations. The Net Proceeds
                                            shall be disbursed by Lender to, or
                                            as directed by, Borrower from time
                                            to time during the course of the
                                            Restoration, upon receipt of
                                            evidence satisfactory to Lender
                                            that (A) all materials installed
                                            and work and labor performed
                                            (except to the extent that they are
                                            to be paid for out of the requested
                                            disbursement) in connection with
                                            the Restoration have been paid for
                                            in full (subject to applicable
                                            retainages), and (B) there exist no
                                            notices of pendency, stop orders,
                                            mechanic's or materialman's liens
                                            or notices of intention to file
                                            same, or any other liens or
                                            encumbrances of any nature
                                            whatsoever on the Property arising
                                            out of the Restoration which have
                                            not either been fully bonded to the
                                            reasonable satisfaction of Lender
                                            and discharged of record or in the
                                            alternative fully insured to the
                                            reasonable satisfaction of Lender
                                            by the title company insuring the
                                            lien of this Security Instrument.

                                    (iii)   If the Net Proceeds are equal to or
                                            greater than $5,000,000, all plans
                                            and specifications (other than
                                            those setting forth the restoration
                                            of leasehold improvements to be
                                            performed by applicable tenants
                                            under Leases) required in
                                            connection with the Restoration
                                            shall be subject to prior review
                                            and acceptance (which shall not be
                                            unreasonably withheld) in all
                                            respects by Lender and the Casualty
                                            Consultant (as defined herein);
                                            which plans and specifications
                                            shall be deemed approved in the
                                            event that Lender shall not have
                                            notified Borrower in writing of its
                                            disapproval (together with a
                                            statement of the grounds of such
                                            disapproval) within forty-five (45)
                                            days after Borrower has submitted
                                            such plans and specifications to
                                            Lender for approval. After an Event
                                            of Default, Lender shall have the
                                            use of the plans and specifications
                                            (whether or not approved in
                                            connection with the preceding
                                            sentence) and all permits, licenses
                                            and approvals required or obtained
                                            in connection with the Restoration.
                                            If the Net Proceeds are equal to or
                                            greater than $5,000,000, the
                                            identity of the contractors,
                                            subcontractors and materialmen
                                            engaged in the Restoration, as well
                                            as the contracts under which they
                                            have been engaged, shall be subject
                                            to prior review and acceptance
                                            (which shall not be unreasonably
                                            withheld or delayed) by Lender and
                                            the Casualty Consultant; which
                                            persons and contracts shall be
                                            deemed approved in the event that
                                            Lender shall not have notified
                                            Borrower in writing of its
                                            disapproval (together with a
                                            statement of the grounds of such
                                            disapproval) within forty-five (45)
                                            days after Borrower has submitted
                                            the identity of such persons and
                                            such contracts to Lender for
                                            approval. Plans and specifications
                                            and/or identities and contracts
                                            submitted to Lender for its
                                            approval in accordance with this
                                            Subsection 4.4(b)(iii) shall be
                                            sent in an envelope labeled
                                            "PRIORITY" and shall state at the
                                            top of the first page in bold
                                            lettering "LENDER'S RESPONSE IS
                                            REQUIRED WITHIN FORTY-FIVE DAYS OF
                                            RECEIPT OF THIS NOTICE PURSUANT TO
                                            THE TERMS OF A MORTGAGE BETWEEN THE
                                            UNDERSIGNED AND LENDER." All costs
                                            and expenses incurred by Lender in
                                            connection with making the Net
                                            Proceeds available for the
                                            Restoration including, without
                                            limitation, reasonable counsel fees
                                            and disbursements and the Casualty
                                            Consultant's fees, shall be paid by
                                            Borrower.

                                    (iv)    In no event shall Lender be
                                            obligated to make disbursements of
                                            the Net Proceeds in excess of an
                                            amount equal to the costs actually
                                            incurred from time to time for work
                                            in place as part of the
                                            Restoration, as certified by an
                                            independent consulting engineer
                                            selected by Lender (the "CASUALTY
                                            CONSULTANT"), minus the Casualty
                                            Retainage. The term "Casualty
                                            Retainage" as used in this
                                            Subsection 4.4(b) shall mean an
                                            amount equal to 10% of the costs
                                            actually incurred for work in place
                                            as part of the Restoration, as
                                            certified by the Casualty
                                            Consultant, until such time as the
                                            Casualty Consultant certifies to
                                            Lender that Net Proceeds
                                            representing 50% of the required
                                            Restoration have been disbursed.
                                            There shall be no

                                            Casualty Retainage with respect to
                                            costs actually incurred by Borrower
                                            for work in place in completing the
                                            last 50% of the required
                                            Restoration. The Casualty Retainage
                                            shall in no event, and
                                            notwithstanding anything to the
                                            contrary set forth above in this
                                            Subsection 4.4(b), be less than the
                                            amount actually held back by
                                            Borrower from contractors,
                                            subcontractors and materialmen
                                            engaged in the Restoration. The
                                            Casualty Retainage shall not be
                                            released until the Casualty
                                            Consultant certifies to Lender that
                                            the Restoration has been completed
                                            in accordance with the provisions
                                            of this Subsection 4.4(b) and that
                                            all approvals necessary for the
                                            re-occupancy and use of the
                                            Property have been obtained from
                                            all appropriate governmental and
                                            quasi-governmental authorities, and
                                            Lender receives evidence
                                            satisfactory to Lender that the
                                            costs of the Restoration have been
                                            paid in full or will be paid in
                                            full out of the Casualty Retainage,
                                            provided, however, that Lender will
                                            release the portion of the Casualty
                                            Retainage being held with respect
                                            to any contractor, subcontractor or
                                            materialman engaged in the
                                            Restoration as of the date upon
                                            which the Casualty Consultant
                                            certifies to Lender that the
                                            contractor, subcontractor or
                                            materialman has satisfactorily
                                            completed all work and has supplied
                                            all materials in accordance with
                                            the provisions of the contractor's,
                                            subcontractor's or materialman's
                                            contract, and the contractor,
                                            subcontractor or materialman
                                            delivers the lien waivers and
                                            evidence of payment in full of all
                                            sums due to the contractor,
                                            subcontractor or materialman as may
                                            be reasonably requested by Lender
                                            or by the title company insuring
                                            the lien of this Security
                                            Instrument. If required by Lender,
                                            the release of any such portion of
                                            the Casualty Retainage shall be
                                            approved by the surety company, if
                                            any, which has issued a payment or
                                            performance bond with respect to
                                            the contractor, subcontractor or
                                            materialman.

                                    (v)     Lender  shall not be obligated to
                                            make disbursements of the Net
                                            Proceeds more frequently than once
                                            every calendar month.

                                    (vi)    If at any time the Net Proceeds or
                                            the undisbursed balance thereof
                                            shall not, in the reasonable
                                            opinion of Lender, be sufficient to
                                            pay in full the balance of the
                                            costs which are estimated by the
                                            Casualty Consultant to be incurred
                                            in connection with the completion
                                            of the Restoration, Borrower shall
                                            deposit the deficiency (the "NET
                                            PROCEEDS DEFICIENCY") with Lender
                                            before any further disbursement of
                                            the Net Proceeds shall be made. The
                                            Net Proceeds

                                            Deficiency deposited with Lender
                                            shall be held by Lender and shall
                                            be disbursed solely for costs
                                            actually incurred in connection
                                            with the Restoration on the same
                                            conditions applicable to the
                                            disbursement of the Net Proceeds
                                            pursuant to the terms and
                                            conditions of this Section 4.4, and
                                            until so disbursed pursuant to this
                                            Subsection 4.4(b) shall constitute
                                            additional security for the
                                            Obligations.

                                    (vii)   The excess, if any, of the Net
                                            Proceeds and the remaining balance,
                                            if any, of the Net Proceeds
                                            Deficiency deposited with Lender
                                            after the Casualty Consultant
                                            certifies to Lender that the
                                            Restoration has been completed in
                                            accordance with the provisions of
                                            this Subsection 4.4(b), and the
                                            receipt by Lender of evidence
                                            satisfactory to Lender that all
                                            costs incurred in connection with
                                            the Restoration have been paid in
                                            full, shall be remitted by Lender
                                            to Borrower, provided no Event of
                                            Default shall have occurred and
                                            shall be continuing under the Note,
                                            this Security Instrument or any of
                                            the Other Security Documents.

                        (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

                  ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

                  Borrower represents and warrants to Lender that:

                  Section 5.1 WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "PERMITTED EXCEPTIONS") and the Leases. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever. Notwithstanding the above, the Property is subject to certain mechanics liens set forth on Schedule 2 attached hereto, for which Borrower has posted the amount of funds required by the title company insuring this Security Instrument to insure over such mechanics liens.

                  Section 5.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

                  Section 5.3 LEGAL STATUS AND AUTHORITY. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

                  Section 5.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/partnership/company power of Borrower; (ii) have been authorized by all requisite corporate/partnership/company action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Security Instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower, except as may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally.

                  Section 5.5 LITIGATION. Except as disclosed on Schedule 1 attached hereto, there is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower or the Property which would have a material adverse effect on the Property or Borrower's ability to pay the Debt as and when due.

                  Section 5.6    STATUS OF PROPERTY.

                  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

                  (b) To the best of Borrower's knowledge, after due inquiry and investigation, Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for Borrower's operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not currently subject to revocation, suspension, forfeiture or modification.

                  (c) To the best of Borrower's knowledge, after due inquiry and investigation, there are no violations of any applicable zoning ordinances, building codes, land use and environmental laws or other similar laws applicable to the Property or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Property.

                  (d) The Property is served by all utilities required for the current use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                  (f) The Property is served by public water and sewer systems.

                  (g) The Property is free from damage caused by fire or other casualty.

                  (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

                  (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except (i) the lien and security interest created hereby, (ii) commercially reasonably equipment leases having payments that do not exceed $100,000 per year and (iii) the liens set forth on
Schedule 2 attached hereto.

                  (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in material compliance with all Applicable Laws.

                  Section 5.7 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

                  Section 5.8 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

                  Section 5.9  ERISA COMPLIANCE.

                  (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

                  (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and
         (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

                  Section 5.10 LEASES. (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable and in full force and effect; (c) all of the Leases are arms-length agreements with bona fide, independent third parties, other than as permitted pursuant to Section 3.7(e) hereof; (d) no party under any Lease is in material default beyond notice and grace periods contained in their respective Leases;
(e) all Rents due have been paid in full; (f) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified rent roll delivered to and approved by Lender; (g) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated (other than with respect to loans that are no longer outstanding); (h) none of the Rents have been collected for more than one (1) month in advance; (i) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis;
(j) to the best of Borrower's knowledge, there exist no offsets or defenses to the payment of any portion of the Rents; (k) no Lease contains an option to purchase the Property or any portion thereof, right of first refusal to purchase the Property or any portion thereof, or any other similar purchase provision; (l) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease and that certain Management Agreement, dated February 1,1996, between Borrower and Kinney on the Hudson, Inc.; and (m) each Lease is subordinate to this Security Instrument, either pursuant to its terms or a subordination agreement.

                  Section 5.11 FINANCIAL CONDITION. Borrower (a) has not entered into the transaction or executed the Note, this Security Instrument or any Other Security Document with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such documents. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower or any related entity thereof, or any principal, general partner or member thereof, in the last seven (7) years, and neither Borrower nor any related entity thereof, nor any principal, general partner or member thereof, in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors, other than the May 15, 1992 filing by Alexander's Inc.

                  Section 5.12 BUSINESS PURPOSES. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "LOAN") is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

                  Section 5.13 TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

                  Section 5.14 MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

                  Section 5.15 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the Loan submitted to Lender (the "LOAN APPLICATION") and all financing statements, rent rolls, reports, certificates and other documents submitted in connection with the closing of the Loan are accurate, complete and correct in all respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

                  Section 5.16 NON-CONSOLIDATION OPINION ASSUMPTIONS. All of the assumptions made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, are true and correct.

                  Section 5.17 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Security Instrument, the Note or the Other Security Documents.

                  Section 5.18 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased with proceeds of any illegal activity.

                  Section 5.19 CONTRACTS. All contracts, agreements, consents, waivers, documents and writings of every kind or character at any time to which Borrower is a party to be delivered to Lender pursuant to any of the provisions of this Security Instrument are valid and enforceable against Borrower and, to the best knowledge of Borrower, are enforceable against all other parties (with the exception of Lender) thereto, and, to Borrower's actual knowledge, in all respects are what they purport to be and, to the best knowledge of Borrower, to the extent that any such writing shall impose any obligation or duty on the party thereto or constitute a waiver of any rights which any such party might otherwise have, said writing shall be valid and enforceable against said party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

                  Section 5.20     INVESTMENT COMPANY ACT.  Borrower is not
(a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended;
(b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                     ARTICLE 6 - OBLIGATIONS AND RELIANCES

                  Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

                  Section 6.2 NO RELIANCE ON LENDER. The members, general partners, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

                  Section 6.3      NO LENDER OBLIGATIONS.

          (a) Notwithstanding the provisions of Subsections 1.1(f) and (l) or
     Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

          (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

          Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5.

                         ARTICLE 7 - FURTHER ASSURANCES

          Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, upon the written request of Lender, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

          Section 7.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws, provided, that such action shall not alter the material terms of the Loan Documents. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 7.2; provided, however, that, Lender shall not exercise such power of attorney prior to the expiration of (a) thirty (30) days after written notice to Borrower or
(b) such shorter period if deemed reasonably necessary by Lender in order to preserve such rights and remedies.

          SECTION 7.3 CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.

          (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option upon written notice to Borrower of not less than ninety (90) days to declare the Debt immediately due and payable.

          (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, upon written notice to Borrower of not less than ninety (90) days, to declare the Debt immediately due and payable.

          (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

          Section 7.4 ESTOPPEL CERTIFICATES.

          (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, to Borrower's knowledge there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an Event of Default under the Note or the Security Instrument,
     (vii) that the Note and this Security Instrument are valid, legal and binding obligations (subject to bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally) and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof,
     (ix) that all Leases (as updated in such statement) are in full force and effect and, except as permitted pursuant to the terms and conditions of this Security Instrument, have not been modified (or if otherwise modified, setting forth all such modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in material default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and
     (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

          (b) Borrower shall request and use its reasonable efforts to deliver to Lender, promptly upon request, but not more often than once per twelve
     (12) month period, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, including but not limited to attestations that each Lease covered thereby is in full force and effect with, to the best of their knowledge no defaults thereunder on the part of any party (except as set forth therein), that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease (except as set forth therein); provided, however, that Borrower shall not be required to deliver to Lender an estoppel certificate from a tenant requiring more information than such tenant is obligated to provide pursuant to the terms and conditions of the related Lease.

          (c) Upon any transfer or proposed transfer contemplated by Section
     19.1 hereof, at Lender's request, Borrower shall provide an estoppel certificate to the Investor (defined in Section 19.1), or any prospective Investor who has committed to purchase, in such form, substance and detail as Lender, such Investor or prospective Investor may require.

          Section 7.5 FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or if it is, that Borrower has obtained insurance meeting the requirements of Section 3.3(a)(vii).

          Section 7.6 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be reasonably required by Lender.

          Section 7.7 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation (i) with respect to any Other Security Document, Borrower will issue, in lieu thereof, a replacement Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Other Security Document in the same principal amount thereof and otherwise of like tenor and (ii) with respect to the Note, Borrower will execute a reaffirmation of the Debt as evidenced by such Note, acknowledging that the Note was lost, stolen, destroyed, or mutilated, and that such Debt continues to be an obligation and liability of Borrower as set forth in the Note, a copy of which shall be attached to such reaffirmation.

                       ARTICLE 8 - DUE ON SALE/ENCUMBRANCE

          Section 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its principals in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

          Section 8.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

          Section 8.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer (collectively, a "TRANSFER") within the meaning of this Article 8 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments;
(b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general or limited partner or member of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower or any general or limited partner or member of Borrower is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of limited partnership interests (or the limited partnership interests of any limited partnership directly or indirectly controlling such limited partnership by operation of law or otherwise) or the creation or issuance of new limited partnership interests, by which an aggregate of more than 10% of such limited partnership interests are held by parties who are not currently limited partners; and (e) if Borrower or any general or limited partner or member of Borrower is a limited liability company, the change, removal or resignation of a managing member/director or the transfer of the membership interest of any managing member or any profits or proceeds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests (or the membership interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise) or the creation or issuance of new membership interests, by which an aggregate of more than 10% of such membership interests are held by parties who are not currently members.

          Section 8.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required pursuant to this Article 8 upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of all of Lender's Expenses, incurred in connection with such Transfer (including, without limitation, Lender's reasonable attorneys' fees and expenses), payment, other than with respect to a transfer permitted pursuant to Section 8.5 hereof, of a transfer fee in an amount equal to $40,000 and a $10,000 processing fee, the confirmation in writing by a Rating Agency that the proposed transferee will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization, or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, delivery of evidence that the proposed transferee continues to comply with the covenants set forth in this Security Instrument, including, without limitation, the covenants in Section 4.3 hereof (which evidence shall include a legal non-consolidation opinion acceptable to Lender), or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's expenses incurred and, except with respect to a Transfer pursuant to Section 8.5 hereof, the $10,000 processing fee shall be payable by Borrower whether or not Lender consents to the Transfer, excluding a Transfer pursuant to Section 8.5 hereof. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

          Section 8.5 PERMITTED TRANSFERS. Notwithstanding anything to the contrary in this Article 8, and provided that no Event of Default has occurred and is continuing, Lender's prior written consent shall not be required with respect to (a) Transfers of interest in Borrower between and among Borrower's partners, members or shareholders, (b) Transfers of interests in

Borrower's partners, members or shareholders between and among the partners, members or shareholders thereof, (c) Transfers of interests of Borrower or in Borrower's partners, members or shareholders to an immediate family member (which shall be limited to a spouse, parent, child and grandchild) of such partner, member or shareholder or to trusts formed for the benefit of immediate family members of such partner, member or shareholder, (d) Transfers by devise or descent or by operation of law upon the death of a partner, member or shareholder, (e) Transfers of limited partnership interests, non-managing membership interests or shareholder interests in Borrower up to an aggregate of 49% of such interest in Borrower; provided, however, that, in each such case,
(i) Lender must receive (except in the case of (d) above) sixty (60) days prior written notice of any Transfer pursuant to this Section 8.5, (ii) Alexander's, Inc. must retain at least a 51% direct ownership interest in Borrower or if the prior written confirmation that such Transfer, in and of itself, will not result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization or if a Securitization has not occurred, any ratings to be assigned in connection with any Securitization is obtained, a 51% indirect ownership interest in Borrower,
(iii) such transfer shall not result in a change of control of Borrower or in the day-to-day operations and management of the Property, and (iv) if requested by Lender, Lender shall have received evidence satisfactory to it (which shall include a legal non-consolidation opinion acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies. In addition, Lender's consent shall not be required with respect to the following Transfers: (A) any transfer of an ownership interest (directly or indirectly) in Borrower (or any successor or other controlling entity of Borrower) that (I) occurs by reason of Borrower's merging or consolidating with another person or (II) results in a Transfer to an entity that is controlled, directly or indirectly, by an affiliate of Borrower, provided that with respect to each such Transfer pursuant to this Subsection 8.5(A), (x) Lender receives sixty (60) days prior written notice of such Transfer, (y) each Rating Agency has provided prior written confirmation that such Transfer, in and of itself, will not result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization or if a Securitization has not occurred, any ratings to be assigned in connection with any Securitization and (z) Lender shall have received, if it requests, evidence satisfactory to Lender (which shall include a legal non-consolidation opinion acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners and members, as the case may be, following such Transfer, are in accordance with the standards of the Rating Agencies; and (B) any transfer of an ownership interest in any corporation other than Borrower, the outstanding voting stock of which is listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ or, with respect to any such corporation, the transfer of limited partnership interests in an operating partnership in which such corporation is a general partner provided that such limited partnership does not own a direct interest in Borrower; provided, that, if any Transfer pursuant to Subsections (A) or (B) above occur and a successor manager to the manager of the Property as of the date hereof is appointed, such successor manager must be a reputable and experienced professional management company having under management, at the time of the proposed transfer, at least six (6) regional shopping centers or "power centers" comprising an aggregate of at least five (5) million square feet of gross leaseable area (exclusive of the Property), substantial experience in the management of regional malls, shopping centers or "power centers" and each Rating Agency shall have provided prior written confirmation that such Transfer, in and of itself, will not result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization or if a Securitization has not occurred, any ratings to be assigned in connection with any Securitization. Any costs and expenses incurred by Lender in connection with this Section 8.5 shall be paid by Borrower.

                             ARTICLE 9 - PREPAYMENT

          Section 9.1 PREPAYMENT. The Debt may be prepaid only in strict accordance with the express terms and conditions of the Note including the payment of any Yield Maintenance Premium that may be due.

          Section 9.2 PREPAYMENT ON CASUALTY OR CONDEMNATION. Provided no Event of Default has occurred and is continuing under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 3.3, 3.6 or 4.4 hereof, no fee or other premium or consideration, including any Yield Maintenance Premium, shall be due in connection therewith, but Borrower shall be responsible for all interest which would have accrued on the principal balance of the Note after the prepayment date to and including the next occurring ninth day of a calendar month following the prepayment date, if such prepayment occurs on a date which is not the tenth day of a month, and all other amounts due under the Note, this Security Instrument and the Other Security Documents.

                              ARTICLE 10 - DEFAULT

          Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

          (a) if any portion of the Debt is not paid on or prior to the date the same is due;

          (b) if any of the Taxes or Other Charges is not paid when the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

          (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender promptly after request;

          (d) if Borrower, violates or does not comply with any of the provisions of Section 4.3 or Article 8, including, but not limited to, if Borrower shall fail to comply with the provisions of its articles or certificate of incorporation; provided, however, that in the event of a breach of Section 4.3, such a breach shall not constitute an Event of Default so long as (i) such breach is inadvertent, immaterial and non-recurring and (ii) if such breach is curable, Borrower shall promptly cure such breach;

          (e) if any representation or warranty of Borrower, or any member, general partner, principal or beneficial owner of any of Borrower, made herein or in the Environmental Indemnity (defined below), or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

          (f) if (i) Borrower or any managing member/director or general partner of Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any managing member or general partner of Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any managing member or general partner of Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or
     (iii) there shall be commenced against the Borrower or any managing member or general partner of Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) the Borrower or any managing member or general partner of Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any managing member or general partner of Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

          (g) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

          (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than (i) as provided in Section 3.12 hereof or (ii) a lien for local real estate taxes and assessments not then due and payable, and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

          (i) if any federal tax lien is filed against Borrower, any member or general partner of Borrower or the Property and same is not discharged of record within thirty (30) days after same is filed;

          (j) intentionally deleted;

          (k) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 4.2 hereof, or (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this

     Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

          (l) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate, for all Insurance Premiums or Taxes, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument;

          (m) if Borrower shall fail to deliver to Lender, within twenty (20) days after request by Lender, the estoppel certificates required pursuant to the terms of Subsections 7.4(a) and (c);

          (n) if Borrower shall fail to deliver to Lender, (i) the statements referred to in Section 3.11(f) hereof in accordance with the terms thereof or (ii) any statements referred to in Section 3.11, other than those referred to in Section 3.11(f) hereof, within thirty (30) days after request by Lender upon Borrower's failure to provide such statements as required pursuant to Section 3.11 hereof;

          (o) if any default occurs under that certain environmental indemnity agreement dated the date hereof given by Borrower to Lender (the "ENVIRONMENTAL INDEMNITY") and such default continues after the expiration of applicable notice and grace periods, if any;

          (p) intentionally deleted;

          (q) if any of the assumptions contained in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, were not true and correct in all material respects as of the date of such Non-Consolidation Opinion or thereafter shall become untrue or incorrect in any material respect; or

          (r) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, Borrower shall be permitted such additional time as it shall require Borrower in the exercise of due diligence to cure such default.

          Section 10.2 LATE PAYMENT CHARGE. If any monthly installment of principal and interest is not paid on or prior to the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the outstanding monthly installment of principal and interest then due or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

          Section 10.3 DEFAULT INTEREST. Borrower will pay, from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) four percent (4%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "DEFAULT RATE").

                        ARTICLE 11 - RIGHTS AND REMEDIES

          Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

          (a) declare the entire unpaid Debt to be immediately due and payable;

          (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, including, but not limited to, in accordance with the terms and provisions of Article 14 of the New York Real Property Actions and Proceedings Law;

          (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

          (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

          (e) subject to Article 15 hereof, institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

          (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

          (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Debt;

          (h) subject to any applicable law, Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

          (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

          (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

          (i)   Taxes and Other Charges;

          (ii)  Insurance Premiums;

          (iii) Interest on the unpaid principal balance of the Note;

          (iv)  Amortization of the unpaid principal balance of the Note;

          (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

          (k) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

          (l) pursue such other remedies as Lender may have under applicable law; or

          (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

          Section 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

          Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

          Section 11.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower upon notice to Borrower, which Lender, in its reasonable discretion, decides should be brought to protect its interest in the Property.

          Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

          Section 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon its financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located.

          Section 11.7 OTHER RIGHTS, ETC.

          (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

          (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

          (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Subject to applicable law, Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. Subject to applicable law, the rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

          Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

          Section 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

          Section 11.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument, including but not limited to
Article 15 hereof, Lender and other Indemnified Parties (defined in Section 13.1 below) are entitled to enforce the obligations of Borrower contained in Sections
13.2 and 13.3 without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. The provisions of Sections 13.2 and 13.3 are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the Other Security Documents, and Borrower is fully and personally liable for the obligations pursuant to Sections 13.2 and 13.3. The liability of Borrower is not limited to the original principal amount of the Note. Notwithstanding the foregoing, subject to applicable law, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the Other Security Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 12.

          Section 11.11 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                       ARTICLE 12 - ENVIRONMENTAL HAZARDS

          Section 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, based upon an environmental assessment of the Property and information that Borrower knows or should reasonably have known, that except as disclosed to Lender in the Environmental Report (herein defined): (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and if required pursuant to said Environmental Laws, have permits issued pursuant thereto and (ii) other than Hazardous Substances that consist of cleaning or other products commonly used in connection with the routine maintenance and repair of the Property or the ordinary use of the Property as a shopping center, or otherwise fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property and other documentation delivered to Lender (collectively, the "ENVIRONMENTAL REPORT"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) at, adjacent to, or in connection with, the Property, of possible liability of any person or entity pursuant to any Environmental Law at, adjacent to, or in connection with, the Property, other environmental conditions in connection with the Property, or any actual or threatened administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has provided to Lender, in writing, any and all material information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. "Environmental Law" means any applicable present and future (during the term of this Security Instrument) federal, state and local laws, statutes, ordinances, rules and regulations, as well as common law, relating to the protection of the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource

Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the Rivers and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any applicable present and future (during the term of the Security Instrument) federal, state and local laws, statutes, ordinances, rules and regulations, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; and imposing conditions or requirements in connection with permits or other authorization for lawful activity relating to environmental matters. "HAZARDOUS SUBSTANCES" means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise regulated as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future (during the term of this Security Instrument) Environmental Laws, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives. "RELEASE" of any Hazardous Substance means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances that is not in compliance with applicable Environmental Laws or a valid permit issued pursuant thereto. "Remediation" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

          Section 12.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto, provided, however, that, as set forth in the Environmental Report, Sears, Roebuck & Co. is required to obtain a certificate of operation for the boiler it operates at the Property and Borrower shall use commercially reasonable efforts to cause Sears, Roebuck & Co. to file an application for such certificate of operation and to diligently pursue such application; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) other than Hazardous Substances that consist of cleaning or other products used in connection with the routine maintenance and repair of the Property or the ordinary use of the Property as a shopping center, or otherwise fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "ENVIRONMENTAL LIENS"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all reasonably relevant information and making knowledgeable persons available for reasonable interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions relating to the Property (an "ENVIRONMENTAL ASSESSMENT"), pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Borrower shall use commercially reasonable efforts to cause the consultant to agree that Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; provided, however, that Borrower shall be responsible for the cost of such an Environmental Assessment no more often than once per twelve (12) month period unless Lender shall have a reasonable basis to believe that an environmental condition exists that is reasonably likely to result in a violation of Environmental Laws or the imposition of liability thereunder; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; provided, that, in any such event, if Borrower meets the Contest Requirements (as defined herein), Borrower shall have the right, at is own expense, to defend against or challenge any such governmental directives or requirements in accordance with applicable law; and (iv) take any other reasonable action necessary or appropriate for protection of the environment; provided, that, in any such event, Borrower shall have the right to defend against or challenge any such governmental directives or requirements in accordance with applicable law; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall promptly notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property of which it has knowledge; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any threatened, or the imposition of any actual, Environmental Lien; (D) any Remediation of environmental conditions relating to the Property required or proposed by any governmental regulatory entity; and (E) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, or other environmental conditions, in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with environmental matters relating to the Property. For the purposes of this Security Instrument, the term "CONTEST REQUIREMENTS" shall mean: (i) Borrower has delivered prior written notice to Lender of its intention to contest such directive, (ii) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (iii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (v) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (vi) non-compliance with the directive shall not impose civil or criminal liability on Borrower or Lender; (vii) in the event that cost of compliance with the governmental directives or requirements will equal or exceed $1,000,000,00 in the reasonable discretion of Lender, Borrower shall have furnished the security as may be required by Lender to ensure compliance by Borrower with the directive; and (viii) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

          Section 12.3 LENDER'S RIGHTS. If an Event of Default exists or in the event that Borrower shall have failed to undertake the Environmental Assessment reasonably requested by Lender pursuant to paragraph 12.2(f) above, then Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing using a nationally recognized environmental consultant reasonably acceptable to Borrower. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

                          ARTICLE 13 - INDEMNIFICATION

          Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation made by Borrower in this Security Instrument or any Other Security Document; provided, however, that Borrower shall not be liable to an Indemnified Party for any Losses caused by the gross negligence or willful misconduct of such Indemnified Party. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 13, the term "INDEMNIFIED PARTIES" means Lender and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors or prospective Investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

          Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

          Section 13.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9 or Subsection 4.3(p).

          Section 13.4 INTENTIONALLY DELETED.

          Section 13.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              ARTICLE 14 - WAIVERS

          Section 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

          Section 14.2 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

          Section 14.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

          Section 14.4 INTENTIONALLY DELETED.

          Section 14.5 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          Section 14.6 SURVIVAL. The indemnifications made pursuant to Subsection 13.3 shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto. The representations and warranties, covenants, and other obligations arising under Article 12, shall continue until the satisfaction of the debt; provided, however, that, Borrower shall not be responsible for environmental conditions arising after the point in time that Lender takes actual possession of the Property by foreclosure or a deed in lieu thereof.

          Section 14.7 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                            ARTICLE 15 - EXCULPATION

          Section 15.1 EXCULPATION. Notwithstanding anything to the contrary contained in this Security Instrument or any other document or certificate executed in connection with the Loan or any Securitization (but subject to the exceptions expressly provided herein) none of Borrower, any member of Borrower, any partner, member, shareholder, director, officer, employee or agent of Borrower or of any such member, and any legal representative, heir, estate, successor or assign of any of the foregoing, shall have any personal liability for any payment which is or may be payable hereunder or under any other loan document, or for the performance of any covenants contained in, or for any other claims arising under or with respect hereto or any other loan document, it being understood that all of Borrower's obligations shall be enforceable only against Borrower's interest in the Property, the rents and other collateral given to Lender in accordance herewith. Except as otherwise provided, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring (i) a foreclosure action or other appropriate action or proceeding to enable Lender to realize upon this Security Instrument, the Other Security Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Security Instrument and the Other Security Documents and (ii) an action for injunctive relief enjoining Borrower from violating this Security Instrument, the Other Security Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in Section 11.10, sue for, seek or demand any deficiency judgment against Borrower in any action or proceeding, under or by reason of or under or in connection with the Note, the Other Security Documents or this Security Instrument.

          Section 15.2 RESERVATION OF CERTAIN RIGHTS. The provisions of Section
15.1 shall not (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Security Instrument; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the Other Security Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (f) impair the right of Lender to enforce the provisions of Sections 11.10, 13.2 and
13.3 of this Security Instrument.

          Section 15.3 EXCEPTIONS TO EXCULPATION. Notwithstanding the provisions of this Article to the contrary, Borrower (but not its members, partners or shareholders except to the extent any such member, partner or shareholder is liable for Losses due to its own fraud or intentional misrepresentation) shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any agent acting on behalf of Borrower in connection with the execution and the delivery of the Note, this Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes, Other Charges, but only to the extent such Other Charges may be superior to the lien of this Security Instrument (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of this Security Instrument); (vi) intentionally omitted; (vii) any act of arson by Borrower, any principal, affiliate, member or general partner thereof; (viii) any fees or commissions paid by Borrower to any principal, affiliate, member or general partner of Borrower in violation of the terms of the Note, this Security Instrument or the Other Security Documents; or
(ix) Borrower's failure to comply with the provisions of Sections 4.2, 12.1 and
12.2 of this Security Instrument.

          Section 15.4 RECOURSE. Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability against Borrower as set forth in Section
15.1 above SHALL BECOME NULL AND VOID (but not as to Borrower's members, partners or shareholders) and shall be of no further force and effect in the event of Borrower's default under Sections 8.1, 8.2, 8.3 or 8.4.

          Section 15.5 BANKRUPTCY CLAIMS. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by this Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument and the Other Security Documents.

                              ARTICLE 16 - NOTICES

          Section 16.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:               Alexander's Rego Shopping Center, Inc.
                              Park 80 West, Plaza II
                              Saddle Brook, New Jersey  07663
                              Attention:  Chief Financial Officer
                              Facsimile No.: (201) 587-0600

With a copy to:               Whitman Breed Abbott & Morgan LLP
                              200 Park Avenue
                              New York, New York 10166
                              Attention:  Patricia Van B. Madsen
                              Facsimile No.: (212) 351-3131

                                       and

                              Vornado Realty Trust
                              Park 80 West, Plaza II
                              Saddle Brook, New Jersey  07663
                              Attention: Vice President for Real Estate

If to Lender:                 The Chase Manhattan Bank
                              c/o Chase Commercial Mortgage Banking Corp.
                              Servicing Department
                              380 Madison Avenue, 10th Floor
                              New York, New York 10017
                              Attention:  Ms. Janice Smith
                              Facsimile No.: (212) 622-3553

                              and

                              The Chase Manhattan Bank
                              Legal Department
                              270 Park Avenue, 39th Floor
                              New York, New York 10017
                              Attention:  Ronald A. Wilcox, Esq.
                              Facsimile No.: (212) 270-2934

With a copy to:               Cadwalader, Wickersham & Taft
                              100 Maiden Lane
                              New York, New York 10038
                              Attention:  William P. McInerney, Esq.
                              Facsimile No.: (212) 504-6666

or addressed as such party may from time to time designate by written notice to the other parties.

          Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

          For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

                         ARTICLE 17 - SERVICE OF PROCESS

          Section 17.1 CONSENT TO SERVICE.

          (a) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

          (b) Borrower initially and irrevocably designates its Chief Financial Officer, with offices on the date hereof at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Security Instrument.

          Section 17.2 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Note or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 17.3 JURISDICTION NOT EXCLUSIVE. Nothing in this Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                           ARTICLE 18 - APPLICABLE LAW

          Section 18.1 CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

          Section 18.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

          Section 18.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                          ARTICLE 19 - SECONDARY MARKET

          Section 19.1 SALE OF NOTE AND SECURITIZATION.

          At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under the Note, this Security Instrument or the Other Security Documents, Borrower shall, and shall cause its affiliates to, cooperate in good faith with the holder of the Note and any purchaser, transferee, assignee, servicer, participant or other potential investor (collectively, the "INVESTOR") or by the Rating Agencies in connection with one or more sales, transfers or assignments of the Loan, or grants of participation interests therein, in connection with a securitization of such Note or interests therein (such sale and/or securitization, the "SECURITIZATION") involving the issuance of rated or unrated single-class or multi-class securities (the "SECURITIES") secured by or evidencing direct or indirect ownership interests in, among other things, the Note and the Security Instrument. Such efforts shall include, without limitation, to:

          (a) (i) provide such financial and other information with respect to the Property, Borrower, any entity directly owning a ten percent (10%) or greater interest in Borrower (each and collectively, the "PRINCIPAL"), and any property manager as necessary or appropriate in connection with the Securitization (including, without limitation, audited or unaudited financial statements), provided, however, if Principal is a corporation whose voting stock is listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ, Borrower shall only be required to provide public information with respect to such Principal, (ii) provide such public financial and other public information with respect to Vornado Realty Trust if such entity owns, directly or indirectly, a ten percent (10%) or greater interest in Borrower as necessary or appropriate in connection with the Securitization, (iii) provide budgets relating to the Property and (iv) perform or permit or cause to be performed or permitted such site inspections, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be requested by the holder of the Note, the Rating Agencies and/or Investors in the Securities, or as may be necessary or appropriate in connection with the Securitization (such information in clauses (i), (ii), (iii) and (iv) being collectively referred to as the "PROVIDED INFORMATION"), together with appropriate verification and/or consents with respect to the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to the holder of the Note and the Rating Agencies;

          (b)  Intentionally Omitted;

          (c) cause counsel to render opinions, which may be relied upon by the holder of the Note, the Rating Agencies Investors and/or other participants in the Securitization and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Property, Borrower, Principal, and their respective affiliates, which counsel and opinions shall be satisfactory to the holder of the Note and the Rating Agencies;

          (d) if required by the Rating Agencies, use commercially reasonable efforts to obtain and deliver to Lender such additional tenant estoppel letters, subordination agreements or other agreements from parties to agreements that affect the Property, which estoppel letters, subordination agreements or other agreements shall be in the form required pursuant to the existing Leases or such other form as may be reasonably satisfactory to Lender and the Rating Agencies and/or Investors in the Securities;

          (e) reaffirm the representations and warranties contained in the Loan Documents as of the closing date of the Securitization with respect to the Property, Borrower, Principal, the Note, Security Instrument and Other Security Documents as may be requested by the holder of the Note, the Rating Agencies and/or Investors in the Securities and as are consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Note, Security Instrument and Other Security Documents; and

          (f) execute such amendments to the Note, Security Instrument, Other Security Documents and organizational documents as may be requested by the holder of the Note, the Rating Agencies and/or Investors in the Securities or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to (i) modify or amend the Note, Security Instrument or any Other Security Documents if such modification or amendment would (A) change the interest rate, the stated maturity or the amortization of principal set forth in the Note or (B) have a material adverse effect on Borrower or (ii) modify or amend any organizational documents if such modification or amendment would have a material adverse effect on Borrower.

          All third party costs and expenses incurred in connection with Borrower's compliance with requests made under this Section 19.1 and Borrower's attorneys' fees in connection with new opinions, new organizational documents or new Loan Documents required to be delivered pursuant to this Section 19.1 shall be paid by Lender; provided, however

Borrower shall be responsible for all other attorneys' fees incurred by Borrower in connection with its compliance with this Article 19, including, but not limited to, attorneys' fees incurred as a result of Lender's request for modifications, updates or clarifications with respect to legal opinions, organizational documents or Loan Documents.

          Section 19.2 SECURITIZATION INDEMNIFICATION.

          (a) Borrower understands that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus, prospectus supplement, or private placement memorandum, collateral term sheets, structured term sheets and computational materials (each, a "DISCLOSURE DOCUMENT") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), or provided or made available to Investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that such Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate upon request, with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

          (b) Borrower agrees to provide in connection with each of (i) a preliminary and a private placement memorandum and/or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an indemnification certificate (A) certifying that Borrower has carefully examined in each such memorandum or prospectus, as applicable, all sections containing information relating to the Property, Borrower or Principal, and that such information included therein (collectively, the "SECURITIZATION INFORMATION"), does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading with respect to the Property, Borrower or Principal, (B) indemnifying Lender (and for purposes of this Section 19.2, Lender hereunder shall include its officers, directors and employees), the person who acts as depositor, issuer and/or registrant who may have filed a registration statement relating to the Securitization, each underwriter or placement agent involved in the Securitization, each of their respective directors and officers and each person or entity who controls such person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "INDEMNIFIED GROUP"), for any losses, claims, damages or liabilities (collectively, the "LIABILITIES") to which any of the Indemnified Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact contained in the Securitization Information or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse each person in the Indemnified Group for any reasonable legal or other expenses incurred by each such person in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses
(B) or (C) above only to the extent that any such Liability arises out of or is based upon any Provided Information or upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or any other information furnished to Lender or any other person in the Indemnified Group by or on behalf of Borrower in connection with the preparation of any Disclosure Document or in connection with the underwriting of the Debt, including, without limitation, financial statements of Borrower or Principal, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property. Nothing contained herein shall impose liability upon Borrower for any Liability arising out of or based upon an untrue statement of, or an omission to state, any material fact contained in any statement, report or document provided to Lender on behalf of Borrower by a party who is not an affiliate of Borrower (a "THIRD PARTY REPORT") unless Borrower has actual knowledge that such Third Party Report contains such untrue statement or omission. The term "ACTUAL KNOWLEDGE" when used in the preceding sentence shall not imply or require Borrower to make any independent investigations of any facts or circumstances. Nothing contained herein shall impose liability upon Borrower for any Liability arising out of or based upon an untrue statement of, or omission to state, any material fact contained in any projections or forecasts provided to Lender by Borrower, provided such projections or forecasts were made in good faith. This indemnity agreement is in addition to any liability which Borrower may otherwise have.

          (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) each person in the Indemnified Group for Liabilities to which each such person may become subject insofar as the Liabilities arise out of or are based upon an untrue statement or an omission to state in the Provided Information a material fact necessary in order to make the statements in the Provided Information, in light of the circumstances under which they were made, not misleading and (ii) each person in the Indemnified Group for any legal or other expenses incurred by each such person in connection with defending or investigating the Liabilities.

          (d) Promptly after receipt by a party seeking indemnification hereunder of notice of the commencement of any action, suit or proceeding against such party in respect of which a claim is to be made under this Section 19.2, such party will notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 19.2, the indemnifying party shall be responsible for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

          (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 19.2(b) or (c) is for any reason held to be unenforceable, unavailable or insufficient to hold harmless an indemnified party in respect of any Liabilities which would otherwise be indemnifiable under Section 19.2(b) or (c), each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the relative knowledge and access to information concerning the matter with respect to which a claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          (f) The liabilities and obligations of Borrower hereunder shall survive the termination of the Note, Security Instrument and Other Security Documents and the satisfaction and discharge of the Debt.

          (g) Each person in the Indemnified Group is an intended third party beneficiary of the obligations of Borrower herein.

                               ARTICLE 20 - COSTS

          Section 20.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "EVENT"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all reasonable costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay within ten (10) days after demand therefor all such reasonable fees (as the same may be increased or decreased from time to time), and any additional reasonable out of pocket fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise (other than those fees and costs specifically excluded from the responsibility of Borrower in Section 19.1 hereof). Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender.

          Section 20.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this

Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                            ARTICLE 21 - DEFINITIONS

          Section 21.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      ARTICLE 22 - MISCELLANEOUS PROVISIONS

          Section 22.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          Section 22.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          Section 22.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

          Section 22.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          Section 22.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          Section 22.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          Section 22.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

          Section 22.8 FUTURE ASSIGNMENT OF MORTGAGE. If a prepayment or defeasance is permitted under this Security Instrument or upon payment on the Maturity Date, then, upon not less than thirty (30) days written notice to Lender by Borrower and provided that the Security Instrument continues to secure a bona fide obligation of the Borrower, Lender agrees to assign the Note, the Security Instrument and the Other Security Documents all without recourse, covenant or warranty of any nature, express or implied, to any party designated by Borrower (other than Borrower or a nominee of Borrower) provided that Borrower shall have first caused the payment (in the event of a prepayment) to Lender of an amount equal to the Obligations (including, without limitation, all unpaid principal, interest and any Yield Maintenance Premium due) or (in the event of a defeasance) the Borrower has either (x) complied with the provisions of Article 5 of the Note or (y) caused to be assigned to Lender by a party designated by Borrower an assignment of a substitute note to be secured by the U.S. Obligations delivered (such substitute note to have the same term, interest rate, unpaid principal balance and all other material terms and conditions of the Note) and complied with all other provisions of Article 5 of the Note. In addition, any such assignment shall be conditioned on the following: (a) payment by Borrower of (i) Lender's then customary administrative fee for processing assignments of mortgage; (ii) the reasonable expenses of Lender incurred in connection therewith; and (iii) Lender's reasonable attorney's fees for the preparation, delivery and performance of such an assignment; (b) Borrower shall have caused the delivery of an executed Statement of Oath under Section 275 of the New York Real Property Law; (c) such an assignment is not then prohibited by any federal, state or local law, rule, regulation, order, or by any other governmental authority; (d) such assignment is not a prohibited transaction for any REMIC Trust formed pursuant to a Securitization and will not disqualify such REMIC Trust as a "real estate mortgage investment conduit" within the meaning of the Code solely as a result of such assignment, and (e) Borrower shall provide such other items, information and documents reasonably necessary in the determination of Lender to effectuate such assignment. Borrower shall be responsible for all taxes, recording fees and other charges payable in connection with any such assignments.

          Subject to the requirements set forth above in this section, Borrower and Lender shall cooperate to effect any proposed assignment in any other manner satisfactory to both Lender and Borrower.

          Section 22.9 BROKERS. Lender hereby represents that it has dealt with no broker in connection with this transaction.

          Section 22.10 WITHHOLDINGS. If, pursuant to the terms of this Security Agreement, the Loan is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor shall cause such transferee, concurrently with the effectiveness of such transfer, (a) to furnish to the transferor and Borrower either United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form 1001 (wherein such transferee claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder) and (b) to agree, for the benefit of the transferor and Borrower, to provide the transferor and Borrower a new United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such forms inapplicable, or which would prevent such transferee from duly completing and delivering any such forms, such transferee shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction withholding of taxes.

                   ARTICLE 23 - ADDITIONAL NEW YORK PROVISIONS

          Section 23.1 CONTROLLING PROVISIONS. In the event of any inconsistencies between the terms and conditions of Articles 1-22 of this Security Instrument and Article 23, the terms of Article 23 shall control and be binding.

          Section 23.2 COMMERCIAL PROPERTY. Borrower represents that this Security Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

          Section 23.3 MAXIMUM PRINCIPAL INDEBTEDNESS. Notwithstanding anything to the contrary contained herein, the maximum amount of principal indebtedness secured by the

Security Instrument or which under any contingency may be secured by the Security Instrument is $82,000,000.00.

          Section 23.4 INSURANCE PROCEEDS. In the event of any conflict, inconsistency or ambiguity between the provisions of Sections 3.3 and 4.4 hereof and the provisions of Subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of Sections 3.3 and 4.4 hereof shall control.

          Section 23.5 TRUST FUND. Pursuant to Section 13 of the lien law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

          Section 23.6 SECTION 291-F AGREEMENT. This Security Agreement is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Borrower shall (unless such notice is contained in such tenant's Lease) deliver notice of this Security Agreement in form and substance acceptable to Lender, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Lender the full protections and benefits of Section 291-f. Borrower shall request the recipient of any such notice to acknowledge the receipt thereof.

                                   DEFINITIONS

          The terms set forth below are defined in the following Sections of this Security Instrument:

          (a)  Affiliated Loan: Article 3, Subsection 3.11(k);

          (b)  Applicable Laws: Article 3, Subsection 3.10(a);.Approval Lease:
               Article 3, Subsection 3.7(c);

          (c)  Acquired Property: Article 3, Subsection 3.11(f)(i);

          (d)  Acquired Property Statements: Article 3, Subsection 3.11(f)(i);

          (e)  Award: Article 3, Section 3.6;

          (f)  Attorneys' Fees/Counsel Fees: Article 21, Section 21.1;

          (g)  Bankruptcy Code: Article 1, Subsection 1.1(f);

          (h)  Borrower: Preamble, and Article 21, Section 21.1;

          (i)  Business Day: Article 16, Section 16.1;

          (j)  Cash Management Agreement: Article 1, Subsection 1.1(n);

          (k)  Casualty Consultant: Article 4, Subsection 4.4(b)(iii);

          (l)  Casualty Restoration: Article 3, Subsection 3.3(h);

          (m)  Casualty Retainage: Article 4, Subsection 4.4(b)(iv);

          (n)  Condemnation Proceeds: Article 4, Section 4.4;

          (o)  Condemnation Restoration: Article 3, Subsection 3.6;

          (p)  Contest Requirements: Article 12, Section 12.2;

          (q)  Debt: Article 2, Section 2.1;

          (r)  Default Rate: Article 10, Section 10.3;

          (s)  Disclosure Document: Article 19, Section 19.1;

          (t)  Environmental Indemnity: Article 10, Subsection 10.1(q);

          (u)  Environmental Law: Article 12, Section 12.1;

          (v)  Environmental Liens: Article 12, Subsection 12.2(d);

          (w)  Environmental Report: Article 12, Subsection 12.1(a)

          (x)  ERISA: Article 4, Subsection 4.2(a);

          (y)  Escrow Fund: Article 3, Section 3.5;

          (z)  Event: Article 20, Section 20.1;

          (aa) Event of Default: Article 10, Section 10.1;

          (bb) Excess Amount: Article 3; Section 3.14;

          (cc) Exchange Act Filing: Article 3, Subsection 3.11(i);

          (dd) Flood Insurance Acts: Article 3, Subsection 3.3(a)(vii);

          (ee) Full Replacement Cost: Article 3, Subsection 3.3(a)(i)(A);

          (ff) GAAP: Article 3, Subsection 3.11(a);

          (gg) Hazardous Substances: Article 12, Section 12.1;

          (hh) Improvements: Article 1, Subsection 1.1(c);

          (ii) Indemnified Group: Article 19, Section 19.2;

          (jj) Indemnified Parties: Article 13, Section 13.1;

          (kk) Insurance Premiums: Article 3, Subsection 3.3(b);

          (ll) Insurance Proceeds: Article 4, Section 4.4;

          (mm) Investor: Article 19, Section 19.1;

          (nn) Law: Article 1, Subsection 1.1(a);

          (oo) Law Change: Article 22, Subsection 22.10;

          (pp) Leases: Article 1, Subsection 1.1(f);

          (qq) Lender: Preamble and Article 21, Section 21.1;

          (rr) Letter of Credit: Article 3, Section 3.14;

          (ss) Liabilities: Article 19; Section 19.2

          (tt) Loan: Article 5, Subsection 5.12;

          (uu) Loan Application: Article 5, Section 5.15;

          (vv) Lockbox Account: Article 1, Subsection 1.1(a)(n);

          (ww) Losses: Article 13, Section 13.1;

          (xx) Net Proceeds: Article 4, Subsection 4.4(b);

          (yy) Net Proceeds Deficiency: Article 4, Subsection 4.4(b)(vi);

          (zz) Non-Consolidation Opinion: Article 3, Subsection 3.15;

         (aaa) Note: Article 21, Section 21.1;

         (bbb) Obligations: Article 2, Section 2.3;

         (ccc) Offering Document Date: Article 3, Subsection 3.11(f)(iv);

         (ddd) Other Charges: Article 3, Subsection 3.4(a);

         (eee) Other Obligations: Article 2, Section 2.2;

         (fff) Other Security Documents: Article 3, Section 3.2;

         (ggg) Permitted Exceptions: Article 5, Section 5.1;

         (hhh) Person: Article 21, Section 21.1;

         (iii) Personal Property: Article 1, Subsection 1.1(e);

         (jjj) Policies/Policy: Article 3, Subsection 3.3(b);

         (kkk) Property: Article 1, Section 1.1 and Article 21, Section 21.1;

         (lll) Qualified Insurer: Article 3, Subsection 3.3(b);

         (mmm) Rating Agency: Article 3, Subsection 3.3(b);

         (nnn) Release: Article 12, Section 12.1;

         (ooo) Remediation: Article 12, Section 12.1;

         (ppp) Rents: Article 1, Subsection 1.1(f);

         (qqq) Restoration: Article 3, Subsection 3.6;

         (rrr) Securities: Article 19, Section 19.1;

         (sss) Securities Act: Article 19, Section 19.1;

         (ttt) Securitization Information: Article 19, Section 19.2;

         (uuu) Security Deposits: Article 3, Subsection 3.7(f);

         (vvv) Security Instrument: Preamble;

         (www) SNDA: Article 3, Subsection 3.7(g);

         (xxx) Standard Statements: Article 3, Subsection 3.11(f)(i);

         (yyy) Taxes: Article 3, Subsection 3.4(a);

         (zzz) Threshold Amount" Article 3, Section 3.14;

        (aaaa) Transfer: Article 8, Subsection 8.3; and

        (bbbb) Uniform Commercial Code: Article 1, Subsection 1.1(e).

          IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

                                    BORROWER:

                                    ALEXANDER'S REGO SHOPPING CENTER, INC.,
                                       a Delaware corporation

                                    By:     /s/  Brian Kurtz
                                       -----------------------------------------
                                        Name:    Brian Kurtz
                                        Title:   Treasurer and Secretary

                                    LENDER:

                                    THE CHASE MANHATTAN BANK,
                                       a New York banking corporation

                                    By:     /s/  Dean C. Ravosa
                                       -----------------------------------------
                                        Name:    Dean C. Ravosa
                                        Title:   Vice President

STATE OF NEW YORK                   )
                                    )   ss.:
COUNTY OF NEW YORK                  )


          On the ______ day of May, 1999, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he resides at____________________________________________________
___________________________________________________________; that he is the
______________________________ of Alexander' Rego Shopping Center, Inc. which is the corporation that executed the foregoing instrument and that he signed his name thereto by authority of the ___________________________________________ of
said corporation as such_____________________________ .



-----------------------------

STATE OF NEW YORK                   )
                                    )   ss.:
COUNTY OF NEW YORK                  )


          On the ______ day of May, 1999, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he resides at____________________________________________________
___________________________________________________________; that he is the
______________________________ of The Chase Manhattan Bank, which is the corporation that executed the foregoing instrument and that he signed his name thereto by authority of the ___________________________________________ of said corporation as such _____________________.



-----------------------------

                                    EXHIBIT A

                              (DESCRIPTION OF LAND)

                                    EXHIBIT B

                            DESCRIPTION OF MORTGAGES

                                    EXHIBIT C

                         FORM OF SUBORDINATION AGREEMENT

                                   SCHEDULE 1

                                   LITIGATION

                                      NONE.

                                   SCHEDULE 2

                                 MECHANICS LIENS

           BONDED AND DISCHARGED LIENS PRESENTLY SUBJECT TO LITIGATION

         NAME OF LIENOR                       AMOUNT OF LIEN                AMOUNT OF BOND                   FILE DATE
-------------------------------------------------------------------------------------------------------------------------------
C. Raimondo and Sons Construction            $  1,044,963.00                $  1,149,459.00                    7/9/96
-------------------------------------------------------------------------------------------------------------------------------
Avon Contractors, Inc.                       $    257,899.25                $    283,689.17                    5/3/96
-------------------------------------------------------------------------------------------------------------------------------


                  UNBONDED ACTIVE LIENS WITH FIXED BOND AMOUNTS

         NAME OF LIENOR                       AMOUNT OF LIEN                AMOUNT OF BOND                   FILE DATE
-------------------------------------------------------------------------------------------------------------------------------

J. United Electrical Contracting Corp.       $   123,734.00                 $   136,117.00               9/3/97 - 9/2/98
-------------------------------------------------------------------------------------------------------------------------------
Metro Steel Erectors                         $    23,375.06                 $    25,712.00               9/4/97 - 8/28/98
-------------------------------------------------------------------------------------------------------------------------------
Winco Corp.                                  $    30,000.00                 $    33,000.00             11/10/97 - 10/29/98
-------------------------------------------------------------------------------------------------------------------------------